UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.
Effective September 27, 2019 (the "Closing Date"), the Nuveen Wisconsin Municipal Bond Fund was closed to new and existing investors. However, Fund shareholders who elected on or before the Closing Date to have any dividends and/or other distributions paid by the Fund automatically reinvested in shares of the Fund are permitted to continue such automatic reinvestments after the Closing Date. The closing is intended to ensure that the Fund can be effectively managed in accordance with its investment objective given the limited availability of municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax. The Fund reserves the right to reopen in its discretion.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of COVID-19, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020 and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.7% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission pro-

posed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the

Portfolio Managers’ Comments (continued)
U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2020?
Kansas’ economic growth continues to lag behind the nation. In 2019, the state’s gross domestic product (GDP) grew 0.9%, ranking it as the 45th slowest growing economy among states. Kansas’ economy is primarily driven by the agriculture and aerospace sectors, both of which saw contractions in 2019. Just like the rest of the nation, the State’s unemployment rate increased to 10.0% due to the COVID-19 crisis, lower than the national rate of 13.3% for May 2020. On the fiscal front, Kansas was slowly recovering after the legislature reversed Governor Brownback’s aggressive income tax cuts in Fiscal Year 2018. The reversal restored $1 billion in lost revenues and the state was able to replenish reserves, though they are still leaner compared to other states. As of Fiscal Year 2019, Kansas had $1.1 billion in available reserves, or 15.7% of expenditures. The Governor’s proposed Fiscal Year 2021 budget shows a $650 million gap, which the state expects will be balanced with about $682 million in cuts (the state's Fiscal Year End is June 30). Moody’s maintains its Aa2 rating and stable outlook on the state of Kansas. S&P also maintains their AA- rating and stable outlook.
Kentucky’s economy continues to remain a below average performer and the economic decline is likely to be deeper and subsequent recovery is likely to be slower. In 2019, the Commonwealth’s economy posted growth of just 1.1%, less than half of the national growth rate of 2.3%. Even prior to the COVID-19 crisis, job growth had nearly ceased and has been shedding jobs in recent months. As of May 2020, the jobless rate was 11.0%, below the national rate of 13.3%. Manufacturing accounts for an above average 13% of the state’s jobs, compared with 8.5% nationally. Auto manufacturing had held up decently for the state despite years of slowing expectations; however, the COVID-19 crisis caused plants to idle and auto sales to tumble, severely weighing on unemployment. Additionally, the state continues to lag the nation in terms of income metrics, educational attainment and population growth. Financially, the state is ill-prepared to deal with the severe downturn brought on by the COVID-19 crisis, as fiscal stresses were building for years prior to the recent economic decline. The largest budgetary pressure continues to be the high pension obligations due to the significantly underfunded pension fund, one of the weakest in the nation. The near term will be especially strained due to minimal reserves, declining revenues from the COVID-19 crisis and increasing pension payments. For Fiscal Year 2020, a shortfall of about $457 million or 4% of general fund revenues is anticipated, though clear plans to address this remains unclear. The Governor can cut expenses by 5% without legislative approval, allowing for some flexibility. However, agencies have been instructed to submit plans that would cut their funding by 12.5%. A one-year budget was adopted for Fiscal Year 2021, counter to the typical biennial approach, with plans to address the Fiscal Year 2022 budget during the 2021 Regular Session of the General Assembly. The Fiscal Year 2021 budget passed held spending in line, but will likely need mid-year cuts as the revenue picture becomes clearer (the state's Fiscal Year End is June 30). Though the state does not have any outstanding general obligation debt, as of May 2020 the state’s implied general obligation rating and outlook was Aa3 (stable) by Moody’s and A (stable) by S&P. The state typically issues annual appropriation debt, which is rated a notch lower at A1 and A-, by Moody’s and S&P, respectively.
Michigan’s economic recovery from the COVID-19 crisis promises to be slow, but the state was better positioned going into the current downturn than it has been in past periods of economic contraction. Over the last few years, Michigan’s growth outpaced many of its Great Lakes region neighbors, driven by employment growth and continued economic diversification. However, Michigan’s economy still remains tied to the auto industry and has a higher concentration in manufacturing jobs than most states, which meant greater vulnerability in the current environment. Manufacturing represented 14.2% of employment in the state, compared with 8.5% nationally in 2019. COVID-19 crisis shutdowns and social distancing impacted many manufacturing operations in the second quarter of 2020, helping to drive the state’s unemployment rate up to 21.2% in May 2020. An estimated quarter of the state’s workforce was out of work or temporarily furloughed. Unemployment is expected to recede significantly as the economy and business reopen, but it will take time to restore employment back to 2019 levels. The “Big Three” (General Motors, Ford and Chrysler) auto manufacturers continue to rank among the state’s five largest employers, but auto manufacturing is not expected to be a driver of growth for Michigan in the near term. Light motor vehicle sales fell 1.3% in calendar year 2019, and current forecasts show a steep 24.2% drop in 2020, followed by a modest increase in 2021. Wage and salary income statewide grew 2.7% in 2019, but is now expected to decline 9.9% in 2020. Michigan's income levels still lag the national average ranking 32nd among the states in 2019. Per capita income is just 89% of the national average. Recent growth tracked the U.S. Per capita personal income increased 3.8% in 2019, compared to the national annual increase of 3.9%. Housing value appreciation has also mirrored national trends. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. But, improvement in the state economy has brought slow, steady improvement in the housing market more recently. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 3.6% over the twelve months ended February 2020 (most recent data available at the time this report was prepared), compared with a 4.4% price increase nationally. Due to the COVID-19 crisis, S&P CoreLogic Case-Shiller was unable to generate a valid March and April 2020 update of Detroit for its May 2020 release. On the fiscal front, as revenues improved, Michigan has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund ended Fiscal Year 2019 with a $1.2 billion balance, equal to over 4.5% of combined operating revenues. Multiple years of strong income and sales tax revenue growth made this possible. Reserve levels will help the state weather through current budgetary stress, but unfortunately fall far short of projected revenue declines. The state released a revised economic forecast and updated revenue projections in May 2020, estimating a combined loss in revenues of about $6 billion across Fiscal Years 2020 and 2021 (the state's Fiscal Year End is September 30). This is a much steeper decline than the last recession when revenues fell by $3 billion. For Fiscal Year 2020, which ends September 30, net revenue is expected to fall 12.5%, or $3 billion from the prior estimate. Declines are driven by an anticipated 18% decline in income tax revenue and a 12% contraction in sales tax collections between 2019 and 2020. Revenues for Fiscal Year 2021, are projected to be 10% lower than prior forecasts, a loss of $2.7 billion. The state is required to enact a balanced budget by October 1, 2020 though it’s not yet clear how the budget gap will be resolved. Michigan received an estimated $3.8 billion from the CARES Act for COVID-19, but this funding is limited in use to coronavirus-related response expenditures. Favorably, the state has a history of proactively managing its budget. Strong management combined with the state’s solid financial position provide some financial flexibility as the situation evolves. As of June 2020, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA, respectively.
Missouri’s economic growth is outpacing its Midwestern peers but continues to lag the nation. After ranking 37th lowest amongst states for GDP growth, the state’s 2019 ranking improved to 25th. The state’s GDP grew 2.1% compared to national GDP growth of 2.3%. The state’s unemployment rate increased to 10.6% due to the COVID-19 crisis, but is remains lower than the national rate of 13.3% for May 2020. The state saw growth in the finance and insurance, management, health care and real estate sectors. The Missouri Constitution requires the state to pass a balanced budget. For the remainder of Fiscal Year 2020, the Governor cut over $400 million including funding to secondary and higher education, due to revenue declines resulting from the COVID-19 crisis (the state's Fiscal Year End is June 30). The Fiscal Year 2021 budget is not yet finalized, but the state is preparing to make about $700 million in cuts. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks.
Ohio has a population of 11.7 million, making it the seventh-largest U.S. state by population. The state has a large, diverse economy that is the seventh largest among the states. Real gross domestic product (GDP) increased in all 50 states in 2019, but Ohio’s GDP grew by 1.7% over the prior year compared to the U.S. growth rate of 2.3%. The state’s unemployment rate was 13.7% for May 2020, compared to 13.3% for the nation. The governor declared a public health state of emergency on March 9, 2020 and a shelter in place order on March 23, 2020 which was extended until May 29, 2020 and then was allowed to expire. COVID-19 related job losses are substantial. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 6.0% over the twelve months ended April 2020 (most recent data available at the time this report was prepared), which outpaced the national average of 4.7%. Ohio’s median household income continues to widen from the national median. Ohio’s median household income stood at $54,021, which places it 35th in the U.S., according to the Census Bureau. Ohio operates on a biennial budget cycle. Prior to the coronavirus pandemic, the Fiscal Year 2020 revenue estimates tracked closely with actual revenues. However, through May 2020, year-to-date tax revenues were $986 million, or -4.5%, below estimate. The Ohio Bureau of Budget and Management has projected tax revenues in the General Revenue Fund to be down by $2.5 billion for Fiscal Year 2021. In response to the revenue losses, the Governor imposed reductions in current year appropriations and implemented a freeze on spending. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels, heading into the pandemic crisis. Ohio prioritized the rebuilding of its budget stabilization fund after the Great Recession. The current budget stabilization fund balance of $2.7 billion is 8.5% of general fund revenues. The Governor does not intend to draw on the rainy day fund for Fiscal Year 2020. It may be used, in part, to

Portfolio Managers’ Comments (continued)
cover deficits for Fiscal Year 2021 (the state's Fiscal Year End is June 30). Ohio has maintained a moderate debt burden relative to other states. The state’s net tax-supported debt totaled $13.5 billion in 2019, which is 2.3% of state personal income, compared to the Moody’s 50-state median of 2.0%. As of May 2020, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks.
Wisconsin’s economic expansion slightly trailed the national average in recent years, but increased diversification and a record of fiscal discipline have helped the state maintain credit quality. Strong manufacturing job growth buoyed Wisconsin’s economic progress post-recession, and the manufacturing sector’s resilience will determine how quickly the state is able to recover from the economic harm caused by the COVID-19 crisis. In 2019, gross domestic product (GDP) grew just 1.4%, well below the national growth rate of 2.3%, ranking Wisconsin 21st in terms of GDP growth by state. Though below average in overall growth, labor market gains bolstered total employment levels and positively impacted both labor force participation and the unemployment rate. Pre-pandemic, Wisconsin’s labor market was considered strong. Unemployment remained low with labor participation rates well above average, making for a tighter than average labor market. The state’s labor force participation was a robust 67%, in comparison to the U.S. average of 63%. Wisconsin’s unemployment rate, which typically trends below the United States average, was just 3.1% in March 2020, but escalated to 12.2% in May 2020, as the state grappled with closures and social-distancing mandates related to the COVID-19 crisis. Wisconsin’s economy has diversified, due to growth in education and health services, but manufacturing overall still accounts for an elevated 16% of employment in the state, compared to the national average of 8.5%. This makes Wisconsin the second most dependent state on manufacturing nationwide, responsible for almost 20% of the state’s GDP. Notably, the composition of manufacturing jobs has shifted as industrial and machinery manufacturing have been replaced by food processing manufacturing to a degree. Wisconsin's income levels are just behind the national average ranking 23rd among the states in 2019. Per capita income is just 95% of the national average. The state’s dependence on manufacturing and comparatively weaker demographic profile are projected to constrain economic growth to just average over the long term. Fiscal Year 2019 ended with a significant $415 million operating surplus, benefitting from strong revenue growth. Revenues were up 7.4% over the prior year. The Fiscal Year 2020 budget, including unspent or lapsed appropriations carried over from Fiscal Year 2019, totaled $18 billion, a 3% increase over the prior year. The total COVID-19 crisis related revenue loss is estimated at $2 billion for the current biennium budget (Fiscal Years 2019  –  2021). Government agencies have identified spending reductions, but the budget has not yet been officially revised. Though the state had budgeted for a modest budget surplus, this is not expected to be realized. In comparison to other states, Wisconsin has historically maintained fairly modest reserve levels. Significant contributions in recent years have increased the state’s rainy day fund, or budget stabilization fund balance to $650 million, as of the end of the last Fiscal Year (the state's Fiscal Year End is June 30). This is equivalent to only 4% of appropriations, but is the highest amount ever in the fund’s history. Improved liquidity and recent changes broadening the state’s ability to internally borrow across state funds on a short-term basis have precluded the need to cash flow borrow since 2012. Wisconsin’s debt levels remain above average. Wisconsin is ranked 19th among states with tax supported debt per capita at $1,514, above the national median of $1,506. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in bonds in 2003 to fund the state’s pension liability. As a result, the state has no unfunded pension liability. Wisconsin’s general obligation debt carried ratings of Aa1 from Moody’s and AA from S&P. Moody’s upgraded the state’s rating to Aa1 from Aa2 in August 2017.
How did the Funds perform during the twelve-month reporting period ended May 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Michigan and Ohio Funds outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Kansas, Kentucky, Missouri and Wisconsin Funds underperformed the S&P Municipal Bond Index. The Michigan, Missouri and Ohio Funds outperformed their Lipper classification average, while the Kansas, Kentucky and Wisconsin Funds underperformed their Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2020?
The investment objective of each Fund is to provide as high a level of current income exempt from regular federal, state and in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Class A Shares of the Nuveen Kansas Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Unfavorable credit positioning was the main negative factor behind the Fund’s relative performance, driven by our overweighting in bonds with credit ratings of BBB and below. For the reporting period overall, bonds of financially weaker issuers trailed those of their more creditworthy counterparts. Lower rated securities were hit the hardest when the municipal bond market sold off in March 2020 amid mounting concern about the COVID-19 crisis. Then, those securities failed to keep pace with higher rated bonds when the market bounced back in April and May 2020.
Exposure to the BBB rated credit tier in Kansas, which lagged the performance of BBB rated bonds nationally, had a particularly negative impact on our relative performance. Mostly, this came from a single issuer, Overland Park Convention Center, whose bonds lost value overall during the reporting period. In 2019, the issuer refunded and restructured its debt, which resulted in a credit quality upgrade to BBB and significant price improvement for its bonds. In March 2020, however, these economically sensitive bonds lost significant value, as investors became concerned about the effect of the COVID-19 crisis on the issuer’s revenue collections.
One notably positive performer in the BBB rating tier, however, was our sizable exposure to bonds of Hutchinson Regional Medical Center, which outperformed for the reporting period. We also benefited from favorable security selection in the market’s non-rated tier, which helped offset the negative impact the Fund saw from a relative overweight in this market segment.
The Fund’s duration (interest rate) positioning modestly hindered performance. Because the Fund’s duration was shorter than that of the benchmark, we benefited less than the overall municipal bond market when interest rates declined. Further detracting was the Fund’s sector positioning. A relative underweight in the strong performing local general obligation debt sector hampered results, as did our overweighting in dedicated sales tax and tobacco bonds. Partly offsetting positive performance included an overweight in the outperforming utility bond sector and an allocation to insured Puerto Rico debt.
For much of the twelve-month reporting period, we received substantial proceeds from bond maturities and calls and new investments from shareholders. To keep the Fund invested, we used these proceeds to invest in Kansas bonds across various sectors. One notable purchase was of the restructured Overland Park Convention Center bonds we cited earlier. Also, with the state’s improved fiscal health, we became comfortable buying Kansas school-district bonds across a wider range of issuers. Previously, our approach involved limiting the Fund’s exposure only to school districts with the largest property-tax bases. Now, with reduced risk to public funding in the state, we invested in several other school-district issuers. We applied a similar rationale to our purchase of Kansas Department of Transportation highway bonds.
Other purchases included water/sewer bonds, health care issues and electric power bonds issued in Guam, a U.S. territory whose debt may include exemption from most federal, state and local taxes. Our success in adding Kansas bonds to the portfolio, coupled with our reinvestment of bond maturity and call proceeds, enabled us to gradually dilute the Fund’s reliance on out-of-state bonds.
Beginning in March 2020, reflecting the municipal market’s abrupt downturn, our trading activity became far more limited. When we did make transactions, we primarily implemented tax loss swaps, which involved exchanging existing portfolio holdings for others in the marketplace offering similar structures but better yields. With this strategy, we were able to simultaneously improve the Fund’s income while recognizing tax losses that we can apply against future capital gains.

Portfolio Managers’ Comments (continued)
Nuveen Kentucky Municipal Bond Fund
The Class A Shares of the Nuveen Kentucky Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Credit quality positioning detracted from the Fund’s relative performance. Much of this impact came in the reporting period’s final months. In March 2020, the municipal bond market sharply sold off, as investors grappled with the economic shutdown caused by the worsening pandemic. Although the market downturn proved short-lived for higher quality bonds, lower rated debt recovered more slowly and to a lesser degree as the market bounced back in April and May 2020. Against this backdrop, a relative underweight in the outperforming AAA and AA rated credit tiers detracted from performance. Our overweight in bonds with credit ratings of A and BBB, two categories that lagged the index, also hurt results.
Individual security selection further detracted. Exposure to bonds backed by specific revenue sources seen as potentially vulnerable amid the pandemic, such as hotel occupancy taxes and toll roads, weighed on the Fund’s relative performance.
Sector positioning was a notable positive factor, due partly to our allocation to pre-refunded bonds. We also benefited meaningfully from our lack of exposure to certain poor performing transportation bonds that make up a meaningful portion of the index but are not present in the Kentucky municipal bond marketplace. Partially offsetting the favorable impact from sector allocation, however, was an underweight in local general obligation (GO) bonds, which hurt results given this segment’s relative outperformance.
The Fund also modestly benefited from its duration (interest rate) positioning, primarily due to more limited exposure to the market’s very shortest bonds. As rates declined overall during the reporting period, maintaining somewhat more exposure to longer dated bonds and less exposure to shorter dated bonds contributed to results.
For roughly the first three-quarters of the reporting period, our management focus involved keeping the Fund invested. This entailed buying bonds with the proceeds of new shareholder investments, calls and maturities. New purchases in the Kentucky municipal marketplace included health care, water/sewer and transportation bonds. We added to our existing position in bonds for Kentucky Wired, a project that seeks to bring universal broadband service to the state. We also purchased Puerto Rico sales-tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.
Starting in early March 2020, when market conditions turned abruptly negative, shareholder inflows dried up. During this period, our management activity often turned to tax loss swaps. This strategy involved exchanging securities in the Fund with other issues offering similar structures but better yields. Thus, we were able to simultaneously improve the Fund’s yield while generating a tax loss we can apply against future gains.
Nuveen Michigan Municipal Bond Fund
The Class A Shares of the Nuveen Michigan Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Credit rating, sector positioning and individual security selection all added value relative to the index. From a credit standpoint, higher rated bonds were the market’s best overall performers, as these securities bounced back the most when the municipal market recovered after a sharp downturn in March 2020. Our overweighting in the AA rated credit tier of the marketplace added value, given these securities’ favorable result. An underweight in BBB rated bonds (the lowest tier of the investment grade bond universe) also contributed to performance.
The Fund’s sector positioning benefited most from an underweight in dedicated-tax bonds, given that market segment’s relative underperformance. That positive impact, however, was somewhat offset by an unhelpful underweight in bonds of public higher education institutions.
Meanwhile, from the standpoint of security selection, the Fund benefited disproportionately from our longer-duration, highly rated bond positions held throughout the entire reporting period, as these were best positioned to take advantage of market conditions that rewarded bonds with those characteristics.

Duration (interest rate) positioning had a limited effect on the Fund’s relative performance. The Fund’s overweight in bonds with effective durations ranging from ten to twelve years boosted results, as these securities benefited from the overall drop in interest rates seen during the reporting period. Offsetting that impact, however, was our simultaneous underweight in bonds with effective durations of twelve years and longer, as these occupied the longest duration segment of the yield curve.
For roughly the first three-quarters of the reporting period, we were receiving inflows into the portfolio via new shareholder investments, bond calls and maturities and periodic sales of very short maturity, high quality holdings. With these proceeds, we purchased bonds across several sectors, with an emphasis on longer-duration securities across several credit rating categories. Our purchases included dedicated-tax, local-appropriation, local general obligation, higher education, water/sewer, consumer discretionary, health care and public-utility bonds. We also added to the Fund’s position in Puerto Rico sales-tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.
In March 2020, conditions in the municipal bond market materially weakened, reflecting investors’ concern about the economic impact of COVID-19. In this environment, we began experiencing some shareholder redemptions. To generate the proceeds to meet these outflows, we were selling some lower yielding bonds we had recently purchased at a high point in the market. We also engaged in some tax loss swaps, selling certain bonds and using the proceeds to buy similar bonds with better yields, thus improving the Fund’s income characteristics while generating a tax loss that we can apply against future gains.
Nuveen Missouri Municipal Bond Fund
The Class A Shares of the Nuveen Missouri Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
One performance challenge was the Fund’s credit quality positioning. During the reporting period, higher quality issues outperformed their lower rated counterparts. The former recovered more quickly and fully from the severe market volatility investors encountered in March 2020, reflecting investors’ lingering concern about credit risk. Accordingly, the Fund’s underweight in AAA rated bonds, the market’s highest quality-tier and a relative outperformer, detracted from results, as well as the Fund’s overweightings in BBB rated and non-rated bonds, two lagging credit tiers.
In terms of sector exposure, the primary negative factor behind the Fund’s performance was an overweight in senior housing bonds. These bonds experienced widening credit spreads and weakening bond prices, as investors worried about the near-term effects of COVID-19 on senior housing residents’ health, as well as the longer-term financial impact as prospective residents weigh whether they will want to continue to move into these facilities. The Fund’s overweight in the hospital sector also detracted in light of that sector’s relative underperformance, although we partially compensated for that result through effective security selection in the category.
Also weighing on the Fund’s performance was exposure to bonds of transportation development districts, which are special districts set up to finance infrastructure projects primarily for commercial developments. With many investors growing concerned about the near- and longer-term demand for retail and office facilities, these bonds were relative underperformers for the reporting period. In contrast, the Fund’s overweight in utility bonds, primarily public power and water/sewer issues, added value, as did security selection in the sector.
For most of the reporting period, we encountered inflows via new shareholder investments. With those proceeds, and those of bond calls and maturities, we utilized both new issue and secondary market purchases to keep the Fund invested. Reflecting the supply recently available in the Missouri municipal marketplace, our new acquisitions encompassed bonds with maturities ranging primarily from seven to 25 years. Our purchases took place across multiple economic sectors, highlighted by acquisitions in the health care, higher education, water/sewer and sales-tax areas.
Entering the municipal market’s sell-off in March 2020, we experienced a temporary but easily manageable increase in outflows as investors looked to redeem shares. This entailed selling a small number of positions in the Fund to generate the proceeds we needed to satisfy the redemptions. Tax loss swaps were another strategy we applied late in the reporting period. This involved selling bonds at a

Portfolio Managers’ Comments (continued)
loss and reinvesting the proceeds in new positions offering higher yields than the “book” yields on the Fund’s existing holdings, thus harvesting a tax loss, which we can apply against capital gains in the future, and enhancing the Fund’s income for dividend purposes. We took advantage of opportunities to implement swaps in the senior living and airport sectors, among others.
As market conditions partially normalized in the final two months of the reporting period, we saw what we perceived to be attractive values in certain sector and in individual lower rated bonds relative to their credit risk. By April 2020, we selectively attempted to take advantage of those opportunities. Some of the sectors where we saw yield pick-up opportunities amid widening credit spreads included airports, transportation development districts and sales tax revenue bonds. In addition to the purchases, we were also cognizant that the world had changed and we chose to liquidate or pare back a small amount of exposure to selected individual health care names we believed offered less attractive performance prospects.
Nuveen Ohio Municipal Bond Fund
The Class A Shares of the Nuveen Ohio Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
The Fund’s largest performance contribution came from overall positive security selection. One strong performer was the investment in Energy Harbor common stock, after FirstEnergy Solutions emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Funds received Energy Harbor stock when their holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Subsequent to the end of the reporting period, the value of that equity fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company.
Another positive performance contribution came from our highly rated, longer maturity holdings, as bonds with these characteristics were generally in favor this reporting period. Tempering our outperformance, however, was the Fund’s exposure to bonds backed by certain narrow tax-revenue streams that investors saw as vulnerable amid the spread of COVID-19. Our allocation to tax-increment and dedicated-tax bonds, as well as to debt backed by hotel occupancy taxes, proved detrimental.
Credit exposure also contributed to performance. During the reporting period, higher rated bonds outperformed their lower rated counterparts. As the market bounced back from its sharp downturn in March 2020 related to the global economic shutdown around COVID-19, bonds of higher quality issuers were quicker to recover and did so more fully. Against this backdrop, our relative overweight in AAA rated bonds (the market’s highest quality tier) and underweight in BBB rated bonds (the lowest tier of the investment grade bond universe), contributed to results.
Sector positioning also contributed to the Fund’s performance, partly due to our allocation to pre-refunded bonds. The Fund also benefited from an underweighting to continuing care retirement community (CCRC) bonds. This debt struggled in the reporting period’s final months, as investors worried about the financial impact of the COVID-19 crisis on operators of senior-housing facilities.
The primary detractor from the Fund’s performance was our duration (interest rate) positioning, Most notably, we saw a negative performance contribution from our allocation to bonds with effective durations of twelve years and longer.
Between the start of the reporting period and February 2020, and, to a lesser degree in May 2020, when market conditions picked up after slowing down in March and April 2020, our priority was to keep the Fund invested. This entailed purchasing bonds with the proceeds we were consistently receiving via bond calls, bond maturities and new shareholder investments.
We were quite active in adding new bonds to the Fund, given the substantial funds we had available to invest. Our purchases consisted of bonds across multiple market sectors, including dedicated tax, local appropriation, local general obligation, higher education, water/sewer, consumer discretionary, public utility, health care and tax-increment bonds. Also, in the first half of the reporting period, we added to the Fund’s position in Puerto Rico sales tax bonds, known as COFINAs. Like all debt issued by U.S. territories, COFINA bonds may include exemption from most federal, state and local taxes.

In February 2020, our holding in Ohio Buckeye tobacco settlement bonds was refunded by the issuer. Amid high demand for the issuer’s new securities, we were able to replace a portion of our prior holdings. Due to high demand for the securities, however, we were left with only a portion of our original investment. Over the following months, we took advantage of periodic opportunities to buy more of the Buckeye tobacco settlement bonds on the secondary market at valuations we found attractive in the wake of the COVID-19 crisis sell-off.
Beginning in early 2020 and accelerating in March and April 2020 with the market’s downturn, the inflows we had been receiving shifted to net outflows, which led us to sell certain bonds. To manage the outflows, we prioritized selling bonds with lower yields that we had recently purchased during a period of strength in the marketplace. By selling these bonds, we generated a tax loss we will be able to apply against future gains.
As market conditions recovered in the final weeks of the reporting period, we began seeing a return to investment inflows via new shareholder purchases. With more funds to invest, our focus turned to opportunistically investing in bonds that we believe offered value as certain lower rated bonds continued to recover more slowly. In making these purchases, we prioritized credits that had not fully rebounded from economic uncertainty surrounding the pandemic.
Nuveen Wisconsin Municipal Bond Fund
The Class A Shares of the Nuveen Wisconsin Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2020.
Duration (interest rate) positioning was the Fund’s main detractor from relative performance. The Fund’s duration was shorter than that of the index, meaning we were less able to capture the benefits of an overall decline in interest rates. Despite tremendous market volatility in March and April 2020, yields fell sharply in May 2020 and finished the reporting period below their levels of twelve months earlier.
Another relative performance challenge stemmed from the fact that the Wisconsin municipal bond market lagged the national market. Two main reasons lay behind this shortfall. First, the Wisconsin municipal bond market, and, by extension, the Fund, is highly represented in dedicated-sales-tax bonds, a poor performing sector during the reporting period. Second, the Wisconsin marketplace had limited exposure to the market’s top performing categories during the reporting period, such as utility and local general obligation bonds.
The Fund benefited from favorable credit quality positioning, due to its overweight in higher quality bonds, which the Fund outperformed as credit spreads widened, meaning that investors were increasingly cautious about investing in lower rated, riskier debt.
Security selection also contributed to performance. Because dedicated-sales-tax bonds make up the largest category of Wisconsin issuance exempt from state income tax, we had elevated exposure to this weaker performing category. Offsetting that challenge, however, was our productive investment choices within the sector, as the individual bonds we held in the sector meaningfully outperformed the group. We also benefited from our allocation to multifamily housing bonds, whose generally strong results this reporting period lifted our performance. In contrast, an overweight in senior-living bonds detracted, given that the sector underperformed due to concern about the financial impact of the COVID-19 crisis. As with the dedicated-sales-tax sector, however, our favorable security selection in the category helped offset the impact.
For several months after the start of the reporting period, we were active purchasers of Wisconsin municipal debt, as we received substantial new proceeds from shareholders that needed to be reinvested in the marketplace. This situation persisted until September 27, 2019, when the Fund closed to new and existing investors. The closing was intended to ensure that we could effectively manage the Fund in accordance with its investment objective, given the limited availability of municipal bonds that pay interest exempt from regular federal and Wisconsin personal income tax. After that date, proceeds for our new purchases came primarily from bond maturities and calls.

Portfolio Managers’ Comments (continued)
During this peak of purchase activity, combined with a slower period of purchases between the Fund’s closing date and prior to the municipal bond market’s sharp sell-off in March 2020, we bought tax-exempt Wisconsin bonds across various market sectors. Portfolio additions included securities in the tax-increment, charter school, senior living, education, multi-family housing, hospital and higher education sectors. With these purchases, we successfully increased the Fund’s allocation to Wisconsin bonds and decreased our reliance on out-of-state issues. We were pleased to see such a large volume of suitable tax-exempt Wisconsin bonds and believe our success in reinvesting those proceeds over an extended period will benefit the Fund for reopening to investors in the future.
Beginning in March 2020, when conditions in the municipal bond market deteriorated dramatically due to concerns about the spread of COVID-19, our management activity essentially ground to a halt, as volatility suppressed trading volume in the Wisconsin municipal marketplace. With market activity quiet and few investment inflows or outflows requiring our immediate attention at this time, we were content to remain patient while awaiting more active market conditions.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	1/09/92	0.80%	2.57%	3.75%	0.89%
Class A Shares at maximum Offering Price	1/09/92	(3.34)%	1.70%	3.30%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/11/97	0.23%	2.01%	3.18%	1.44%
Class I Shares	2/25/97	1.02%	2.77%	3.95%	0.69%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(0.09)%	1.75%	2.68%	1.69%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	5/04/87	2.55%	2.95%	3.66%	0.97%
Class A Shares at maximum Offering Price	5/04/87	(1.77)%	2.07%	3.22%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	10/04/93	2.00%	2.41%	3.11%	1.51%
Class I Shares	2/07/97	2.77%	3.16%	3.88%	0.76%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.73%	2.15%	2.67%	1.77%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	9.58%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	4.66%	3.63%	4.24%	0.86%
Class A Shares at maximum Offering Price	6/27/85	0.28%	2.74%	3.79%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	6/22/93	4.09%	3.04%	3.66%	1.41%
Class I Shares	2/03/97	4.88%	3.83%	4.45%	0.66%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.84%	2.79%	3.42%	1.66%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	2.70%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	8/03/87	3.00%	3.62%	4.32%	0.78%
Class A Shares at maximum Offering Price	8/03/87	(1.31)%	2.73%	3.88%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/02/94	2.43%	3.06%	3.76%	1.33%
Class I Shares	2/19/97	3.22%	3.83%	4.53%	0.58%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.08%	2.79%	3.26%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/27/85	5.35%	3.81%	4.27%	0.79%
Class A Shares at maximum Offering Price	6/27/85	0.92%	2.93%	3.82%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Ohio Municipal Debt Funds Classification Average	—	3.91%	3.16%	3.52%	—
Class C2 Shares	8/03/93	4.87%	3.25%	3.69%	1.33%
Class I Shares	2/03/97	5.59%	4.01%	4.48%	0.59%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.52%	2.97%	3.45%	1.59%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	1.89%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/01/94	1.93%	3.08%	3.81%	0.93%
Class A Shares at maximum Offering Price	6/01/94	(2.32)%	2.21%	3.36%	—
S&P Municipal Bond Index	—	3.87%	3.68%	4.20%	—
Lipper Other States Municipal Debt Funds Classification Average	—	2.93%	2.77%	3.34%	—
Class C2 Shares	2/25/97	1.37%	2.50%	3.24%	1.48%
Class I Shares	2/25/97	2.03%	3.26%	4.01%	0.73%

	Total Returns as of May 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.11%	2.25%	3.21%	1.73%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2020

Effective Leverage Ratio	5.28%
Growth of an Assumed $10,000 Investment as of May 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.52%	1.83%	2.06%	2.84%
SEC 30-Day Yield	2.04%	1.35%	1.60%	2.32%
Taxable-Equivalent Yield (46.5%)[2]	3.76%	2.49%	2.95%	4.27%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.48%	1.76%	2.03%	2.75%
SEC 30-Day Yield	1.82%	1.12%	1.37%	2.10%
Taxable-Equivalent Yield (45.8%)[2]	3.36%	2.07%	2.53%	3.87%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.32%	1.62%	1.87%	2.62%
SEC 30-Day Yield	1.25%	0.53%	0.77%	1.50%
Taxable-Equivalent Yield (45.1%)[2]	2.28%	0.97%	1.40%	2.73%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.82%	2.16%	2.37%	3.15%
SEC 30-Day Yield	1.58%	0.87%	1.11%	1.84%
Taxable-Equivalent Yield (46.2%)[2]	2.92%	1.61%	2.05%	3.40%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.36%	1.67%	1.91%	2.67%
SEC 30-Day Yield	1.08%	0.35%	0.59%	1.32%
Taxable-Equivalent Yield (45.6%)[2]	1.99%	0.64%	1.08%	2.43%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.63%	1.96%	2.18%	2.97%
SEC 30-Day Yield	2.46%	1.79%	2.03%	2.77%
Taxable-Equivalent Yield (48.5%)[2]	4.65%	3.38%	3.83%	5.23%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.4%
Common Stocks	1.2%
Other Assets Less Liabilities	2.4%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kansas	64.2%
Guam	16.2%
Puerto Rico	5.6%
New York	4.5%
Ohio	2.2%
Iowa	2.0%
Virgin Islands	1.3%
Virginia	1.1%
Texas	1.1%
California	0.6%
Colorado	0.6%
Illinois	0.4%
Indiana	0.1%
New Jersey	0.1%
Maryland	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.4%
Tax Obligation/General	22.2%
Utilities	14.1%
Health Care	7.5%
Transportation	6.4%
Consumer Staples	6.0%
Other	17.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.9%
AAA	6.0%
AA	38.0%
A	15.0%
BBB	14.6%
BB or Lower	14.4%
N/R (not rated)	5.8%
N/A (not applicable)	1.3%
Total	100%

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	104.4%
Other Assets Less Liabilities	4.1%
Net Assets Plus Floating Rate Obligations	108.5%
Floating Rate Obligations	(8.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kentucky	96.3%
Puerto Rico	2.3%
Ohio	1.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	28.3%
Health Care	17.7%
Water and Sewer	14.2%
Education and Civic Organizations	14.0%
U.S. Guaranteed	10.4%
Transportation	9.1%
Utilities	5.7%
Other	0.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.4%
AAA	8.2%
AA	29.5%
A	35.6%
BBB	11.7%
BB or Lower	0.6%
N/R (not rated)	5.0%
Total	100%

Holding Summaries    as of May 31, 2020 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.5%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Michigan	97.2%
Puerto Rico	2.8%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	27.7%
Education and Civic Organizations	25.7%
Tax Obligation/Limited	11.8%
U.S. Guaranteed	8.5%
Water and Sewer	8.3%
Utilities	6.9%
Health Care	6.3%
Other	4.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.2%
AAA	13.8%
AA	53.7%
A	17.4%
BB or Lower	2.8%
N/R (not rated)	3.1%
Total	100%

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.8%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.1%
Net Assets	100%

States and Territories (% of total municipal bonds)
Missouri	97.6%
Puerto Rico	1.4%
Guam	1.0%
Total	100%
Portfolio Composition (% of total investments)
Health Care	21.7%
Tax Obligation/Limited	18.8%
Tax Obligation/General	14.2%
Education and Civic Organizations	11.0%
Water and Sewer	9.8%
Utilities	7.0%
U.S. Guaranteed	6.5%
Other	11.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.7%
AAA	4.3%
AA	48.3%
A	25.1%
BBB	7.3%
BB or Lower	2.1%
N/R (not rated)	7.2%
Total	100%

Holding Summaries    as of May 31, 2020 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.4%
Common Stocks	2.0%
Other Assets Less Liabilities	2.6%
Net Assets	100%

States and Territories (% of total municipal bonds)
Ohio	98.4%
Puerto Rico	1.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	21.2%
Tax Obligation/General	17.4%
U.S. Guaranteed	13.3%
Water and Sewer	11.3%
Health Care	11.3%
Education and Civic Organizations	8.5%
Utilities	7.0%
Transportation	5.0%
Other	5.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	13.0%
AAA	19.3%
AA	44.6%
A	12.1%
BBB	1.0%
BB or Lower	2.5%
N/R (not rated)	5.5%
N/A (not applicable)	2.0%
Total	100%

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.4%
Common Stocks	2.5%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations	105.1%
Floating Rate Obligations	(5.1)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Wisconsin	77.6%
Puerto Rico	9.7%
Virgin Islands	3.9%
Guam	3.9%
New York	1.4%
Iowa	1.4%
Illinois	0.9%
Virginia	0.9%
Minnesota	0.2%
Maryland	0.1%
Ohio	0.0%
Pennsylvania	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	34.8%
Health Care	19.2%
Housing/Multifamily	16.6%
Utilities	9.0%
Long-Term Care	8.1%
Education and Civic Organizations	5.5%
Other	6.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.6%
AA	35.6%
A	32.8%
BBB	15.5%
BB or Lower	4.8%
N/R (not rated)	8.3%
N/A (not applicable)	2.4%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2020.
The beginning of the period is December 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 991.72	$ 987.76	$ 988.91	$ 992.86
Expenses Incurred During the Period	$ 3.93	$ 7.90	$ 6.61	$ 2.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.05	$1,017.05	$1,018.35	$1,022.05
Expenses Incurred During the Period	$ 3.99	$ 8.02	$ 6.71	$ 2.98
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.33% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.88	$ 998.70	$ 999.16	$1,002.94
Expenses Incurred During the Period	$ 3.90	$ 7.89	$ 6.60	$ 2.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.40	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.97	$ 6.66	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.25	$1,019.31	$1,020.58	$1,024.45
Expenses Incurred During the Period	$ 4.10	$ 8.13	$ 6.77	$ 3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.95	$1,016.95	$1,018.30	$1,022.00
Expenses Incurred During the Period	$ 4.09	$ 8.12	$ 6.76	$ 3.03
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.34% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.29	$1,001.16	$1,003.30	$1,007.23
Expenses Incurred During the Period	$ 3.86	$ 7.85	$ 6.56	$ 2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.15	$1,017.15	$1,018.45	$1,022.15
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.61	$ 2.88
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.31% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,031.54	$1,027.52	$1,028.74	$1,032.70
Expenses Incurred During the Period	$ 3.96	$ 7.96	$ 6.69	$ 2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.15	$1,018.40	$1,022.10
Expenses Incurred During the Period	$ 3.94	$ 7.92	$ 6.66	$ 2.93
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.57%, 1.32% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 995.63	$ 991.55	$ 992.88	$ 995.72
Expenses Incurred During the Period	$ 4.24	$ 8.22	$ 6.93	$ 3.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.75	$1,016.75	$1,018.05	$1,021.75
Expenses Incurred During the Period	$ 4.29	$ 8.32	$ 7.01	$ 3.29
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.39% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust IV and Shareholders of
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund and
Nuveen Wisconsin Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (six of the funds constituting Nuveen Multistate Trust IV, hereafter collectively referred to as the "Funds") as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the five years in the period ended May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 29, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.6%
	MUNICIPAL BONDS – 96.4%
	Consumer Staples – 5.9%
$ 5,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	$4,998,099
1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	1,010,670
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	6/20 at 100.00	B2	1,000,540
1,535	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2002, 5.500%, 5/15/39	6/20 at 100.00	Ba1	1,542,982
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	589,980
1,005	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/20 at 100.00	N/R	944,308
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/20 at 100.00	B-	1,519,800
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/20 at 100.00	B-	759,900
830	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	868,197
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	618,200
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	335,907
2,510	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,341,253
16,990	Total Consumer Staples			16,529,836
	Education and Civic Organizations – 3.2%
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa3	278,595
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,735,731
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,051,420
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	6/20 at 100.00	BBB	1,000,040
1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	310,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	$ 3,552,958
9,075	Total Education and Civic Organizations			8,928,744
	Financials – 0.5%
1,020	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,340,780
	Health Care – 7.4%
385	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	437,067
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016:
1,075	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,145,477
400	5.000%, 12/01/41	12/26 at 100.00	Ba1	421,828
875	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	1,024,564
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,113,140
5,000	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A	5,753,750
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	AA-	3,236,760
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,304,940
	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2019B:
2,205	4.000%, 3/01/37	3/30 at 100.00	AA-	2,534,405
1,490	4.000%, 3/01/38	3/30 at 100.00	AA-	1,706,467
18,430	Total Health Care			20,678,398
	Industrials – 1.4%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B-	382,776
1,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc., Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	1,420,108
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,011,120
205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	205,873
530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/20 at 104.00	BB-	549,006
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	431,351
4,010	Total Industrials			4,000,234

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.1%
$ 2,500	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A, 5.250%, 11/15/53	11/23 at 103.75	N/R	$2,081,575
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	6/20 at 100.00	BBB	3,125,187
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,798,948
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	665,559
9,005	Total Long-Term Care			8,671,269
	Tax Obligation/General – 21.7%
	Allen County Unified School District 257 Iola, Kansas, General Obligation Bonds, School Building Series 2019A:
1,120	4.000%, 9/01/33 – BAM Insured	9/28 at 100.00	AA	1,313,592
1,150	4.000%, 9/01/34 – BAM Insured	9/28 at 100.00	AA	1,344,189
565	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	641,320
1,000	Butler County Unified School District 490, Kansas, General Obligation Bonds, Refunding Series 2016A, 4.000%, 9/01/35 – BAM Insured	9/26 at 100.00	AA	1,145,260
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,500,785
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,217,980
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,525,050
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,780,282
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015A, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,506,475
500	Johnson County, Kansas, General Obligation Bonds, General Improvement Series 2016A, 5.000%, 9/01/24	No Opt. Call	AAA	596,965
5,000	Johnson County, Kansas, General Obligation Bonds, Internal Improvement Series 2018A, 4.000%, 9/01/34	9/27 at 100.00	AAA	5,904,800
3,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,183,930
1,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2018A, 5.000%, 9/01/34	9/27 at 100.00	Aa3	1,253,650
	Leavenworth County Unified School District 453, Kansas, General Obligation Bonds, Series 2018A:
365	4.000%, 9/01/37	9/26 at 100.00	Aa3	412,841
2,155	4.000%, 9/01/38	9/26 at 100.00	Aa3	2,431,788
1,000	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45	9/27 at 100.00	A1	1,124,930
2,575	Lyon County Unified School District 253 Emporia, Kansas, General Obligation Bonds, Series 2019, 4.000%, 9/01/48	9/27 at 100.00	A1	2,808,656

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,345	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	$2,413,638
4,715	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	4,758,189
1,130	Riley County Unified School District 383, Manhattan-Ogen, Kansas, General Obligation Bonds, Refunding Series 2016, 4.000%, 9/01/29	9/26 at 100.00	Aa2	1,350,508
500	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Refunding Series 2017A, 3.000%, 10/01/22	No Opt. Call	Aa2	531,410
2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40	10/26 at 100.00	Aa3	2,407,260
465	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Refunding Series 2017, 4.000%, 9/01/30 – BAM Insured	9/26 at 100.00	AA	550,793
	Sedgwick County Unified School District 266 Maize, Harvey County, Kansas, General Obligation Bonds, Series 2019A:
1,325	4.000%, 9/01/30	9/27 at 100.00	AA	1,611,412
1,650	4.000%, 9/01/31	9/27 at 100.00	AA	1,979,390
500	4.000%, 9/01/32	9/27 at 100.00	AA	595,955
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (AMT)	12/25 at 100.00	AA+	2,327,260
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,555,679
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,252,870
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,142,610
1,000	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Improvement Series 2016A, 4.125%, 9/01/37	9/26 at 100.00	AA-	1,153,770
200	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2015A, 3.000%, 8/01/28	8/24 at 100.00	AA	215,692
	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Improvement Series 2020A:
1,515	3.000%, 8/01/30 – BAM Insured	8/28 at 100.00	AA	1,709,662
2,395	3.000%, 8/01/31 – BAM Insured	8/28 at 100.00	AA	2,684,699
53,600	Total Tax Obligation/General			60,933,290
	Tax Obligation/Limited – 25.8%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
500	5.000%, 6/01/28 – AGM Insured	6/27 at 100.00	AA	636,545
1,380	5.000%, 6/01/29 – AGM Insured	6/27 at 100.00	AA	1,751,082
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,901,729
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,656,930
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,051,960
2,000	5.000%, 11/15/39	11/25 at 100.00	BB	2,088,480
250	4.000%, 11/15/39	11/25 at 100.00	BB	239,028

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,000	5.000%, 1/01/23	1/22 at 100.00	BB	$1,027,520
500	5.000%, 1/01/31	1/22 at 100.00	BB	509,410
875	5.125%, 1/01/42	1/22 at 100.00	BB	888,038
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,934,830
990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	5/21 at 100.00	BB	994,118
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BB	1,067,720
2,000	5.000%, 12/01/25	No Opt. Call	BB	2,149,320
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,068,920
1,000	5.000%, 12/01/32	12/26 at 100.00	BB	1,062,810
2,275	5.000%, 12/01/33	12/26 at 100.00	BB	2,414,549
4,250	5.000%, 12/01/46	12/26 at 100.00	BB	4,433,600
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	3,132,277
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	1,332,157
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,029,394
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,009,210
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,231,614
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,282,484
5,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2014A, 5.000%, 9/01/27	9/24 at 100.00	AA	5,867,500
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AA	1,761,360
2,240	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AA	2,740,147
	Kansas Development Finance Authority, Kansas, Sales Tax Revenue Bonds, K-State Olathe Innovation Campus Inc., Series 2019H-1:
1,170	4.000%, 9/01/30	9/27 at 100.00	Aa2	1,403,825
1,265	4.000%, 9/01/32	9/27 at 100.00	Aa2	1,493,345
1,350	3.000%, 9/01/34	9/27 at 100.00	Aa2	1,444,554
7,735	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/44	3/29 at 100.00	BBB	7,458,319
1,440	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	6/20 at 100.00	BBB	1,431,994
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
200	5.250%, 12/15/29	12/22 at 100.00	N/R	130,000
200	6.100%, 12/15/34	12/22 at 100.00	N/R	130,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	$1,332,000
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
410	3.455%, 7/01/27	No Opt. Call	C	374,125
295	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	292,082
430	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	424,621
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,094,720
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,168,260
1,820	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Apartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	1,652,232
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A	1,548,744
1,260	5.000%, 12/01/26	12/24 at 100.00	A	1,418,382
1,175	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	1,006,893
495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – MBIA Insured	No Opt. Call	N/R	362,167
69,135	Total Tax Obligation/Limited			72,428,995
	Transportation – 6.2%
1,120	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	1,104,197
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,950	6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	2,005,497
500	6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	512,485
1,005	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/23 (AMT)	No Opt. Call	BBB+	1,005,261
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc., Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB-	999,920
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc., Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB-	1,999,880
1,100	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 20193A, 5.000%, 9/01/38	9/29 at 100.00	Aa2	1,429,527
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (AMT)	9/26 at 100.00	BB	97,724
1,515	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	1,582,524

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 1,705	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB-	$1,646,212
2,155	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB-	2,078,023
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	2,087,060
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	979,190
17,095	Total Transportation			17,527,500
	U.S. Guaranteed – 4.8% (4)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,245,420
935	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvement Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,072,632
2,575	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3	2,636,002
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,112,290
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,272,320
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28 (Pre-refunded 10/01/21)	10/21 at 100.00	AA-	2,121,960
12,510	Total U.S. Guaranteed			13,460,624
	Utilities – 12.5%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (5)	No Opt. Call	N/R	6,275
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42, 144A	6/25 at 100.00	BBB+	1,584,615
	Guam Power Authority, Revenue Bonds, Refunding Series 2017A:
2,650	5.000%, 10/01/33	10/27 at 100.00	BBB	2,880,947
3,750	5.000%, 10/01/40	10/27 at 100.00	BBB	3,989,925
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,473,368
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,100,170
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,097,050
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,208,610
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,204,260
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,198,680

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	$1,708,770
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,532,142
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,387,136
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	5,000
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (5)	No Opt. Call	N/R	2,575
480	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	6/20 at 100.00	AA	482,918
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
2,480	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,654,989
1,065	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	1,132,500
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	6/20 at 100.00	CCC	1,365,176
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37	9/22 at 100.00	A	2,167,320
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A	2,619,877
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A	1,622,787
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A	2,721,950
35,110	Total Utilities			35,147,040
	Water and Sewer – 3.9%
130	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	133,350
600	Chisholm Creek Utility Authority, Kansas, Water and Wastewater Facilities Revenue Bonds, Bel Aire & Park Cities, Kansas Project, Refunding Series 2017, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	765,756
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	105,379
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,750	5.000%, 7/01/28	7/23 at 100.00	A-	1,851,045
500	5.250%, 7/01/33	7/23 at 100.00	A-	525,870
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,106,720

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
$ 370	5.000%, 7/01/36	7/26 at 100.00	A-	$397,417
2,580	5.000%, 1/01/46	7/26 at 100.00	A-	2,759,026
	Salina, Kansas, Water and Sewer System Revenue Bonds, Refunding Series 2019A:
475	3.000%, 10/01/28	10/26 at 100.00	Aa3	528,485
355	3.000%, 10/01/29	10/26 at 100.00	Aa3	391,341
780	3.000%, 10/01/30	10/26 at 100.00	Aa3	853,445
580	3.000%, 10/01/31	10/26 at 100.00	Aa3	631,156
10,220	Total Water and Sewer			11,048,990
$ 256,200	Total Municipal Bonds (cost $266,782,425)			270,695,700

Shares	Description	Value
	COMMON STOCKS – 1.2%
	Electric Utilities – 1.2%
89,262	Energy Harbor Corp, (6), (7), (8)	$ 3,436,587
	Total Common Stocks (cost $2,656,060)	3,436,587
	Total Long-Term Investments (cost $269,438,485)	274,132,287
	Other Assets Less Liabilities – 2.4%	6,852,053
	Net Assets – 100%	$ 280,984,340
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.4%
	MUNICIPAL BONDS – 104.4%
	Education and Civic Organizations – 14.6%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$147,383
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,000	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,101,520
6,250	5.000%, 1/01/45	7/25 at 100.00	BBB+	6,400,437
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (AMT)	No Opt. Call	A	963,729
700	5.000%, 6/01/23 (AMT)	No Opt. Call	A	772,954
400	5.000%, 6/01/24 (AMT)	No Opt. Call	A	453,320
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Series 2019A:
1,000	5.000%, 6/01/28 (AMT)	No Opt. Call	A	1,228,500
700	5.000%, 6/01/29 (AMT)	No Opt. Call	A	873,439
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,893,623
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,249,398
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,344,240
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,281,615
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,738,480
4,535	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/32	4/26 at 100.00	AA	5,127,271
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,358,960
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	291,318
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	A+	151,283
2,005	5.000%, 9/01/26	9/21 at 100.00	A+	2,078,182
1,200	5.000%, 9/01/27	9/21 at 100.00	A+	1,242,684
1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	1,981,778
2,500	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	2,760,925

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016D:
$ 1,155	5.000%, 3/01/31	9/26 at 100.00	A+	$1,352,667
3,450	5.000%, 3/01/32	9/26 at 100.00	A+	4,018,249
	Western Kentucky University, General Receipts Revenue Bonds, Refunding Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	A1	3,092,397
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,221,371
45,970	Total Education and Civic Organizations			51,125,723
	Health Care – 18.5%
10,295	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 3.000%, 2/01/40 – AGM Insured	2/30 at 100.00	AA	10,607,762
	Glasgow, Kentucky, Healthcare Revenue Bonds, TJ Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	104,194
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,092,640
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,455,111
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc, Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,448,880
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
3,500	5.000%, 8/15/42	8/21 at 100.00	A	3,572,450
3,645	5.250%, 8/15/46	8/21 at 100.00	A	3,721,873
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/41	8/27 at 100.00	A	3,274,530
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa3	532,730
6,385	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/44	8/29 at 100.00	BBB+	7,152,477
	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
100	5.000%, 8/01/37	8/29 at 100.00	BBB+	114,277
100	5.000%, 8/01/38	8/29 at 100.00	BBB+	113,919
2,500	5.000%, 8/01/44	8/29 at 100.00	BBB+	2,800,500
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Ba2	2,205,700
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	7,721,400
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,500,608

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
$ 1,980	5.000%, 10/01/33	10/22 at 100.00	A+	$2,110,145
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,121,440
60,165	Total Health Care			64,650,636
	Housing/Multifamily – 0.3%
1,040	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/23)	8/20 at 100.00	N/R	1,042,028
	Housing/Single Family – 0.3%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	152,365
485	3.000%, 7/01/21	No Opt. Call	AAA	499,046
465	3.100%, 7/01/22	7/21 at 100.00	AAA	478,894
1,100	Total Housing/Single Family			1,130,305
	Tax Obligation/Limited – 29.6%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,482,438
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,101,035
1,545	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,467,348
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
8,500	5.000%, 9/01/43	9/28 at 100.00	A2	9,433,385
10,400	5.000%, 9/01/48	9/28 at 100.00	A2	11,550,552
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Subordinate Series 2018B:
1,050	5.000%, 9/01/24	No Opt. Call	A3	1,210,881
1,435	5.000%, 9/01/25	No Opt. Call	A3	1,684,848
1,485	5.000%, 9/01/26	No Opt. Call	A3	1,764,655
555	5.000%, 9/01/28	No Opt. Call	A3	670,007
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	14,469,273
4,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	4,616,682
4,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	5,714,355
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,052,030
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	6,823,740

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,500	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/30	5/28 at 100.00	A1	$2,938,075
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
1,250	5.000%, 7/01/30	7/22 at 100.00	Aa3	1,337,200
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa3	7,197,309
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	Aa3	5,926,850
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	Aa3	2,207,129
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	Aa3	622,672
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	Aa3	564,480
3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A1	3,106,080
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,739	4.500%, 7/01/34	7/25 at 100.00	N/R	6,816,431
89	4.550%, 7/01/40	7/28 at 100.00	N/R	88,222
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	1,358,026
93,383	Total Tax Obligation/Limited			103,203,703
	Transportation – 9.5%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A1	1,915,680
1,855	5.000%, 1/01/30	1/26 at 100.00	A1	2,181,554
1,750	5.000%, 1/01/31	1/26 at 100.00	A1	2,049,022
2,730	5.000%, 1/01/33	1/26 at 100.00	A1	3,166,063
4,320	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2019, 5.000%, 1/01/49	1/29 at 100.00	A1	5,130,130
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B:
2,000	0.000%, 7/01/23	No Opt. Call	Baa3	1,796,440
700	0.000%, 7/01/32	7/28 at 76.98	Baa3	379,057
1,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)	7/31 at 100.00	Baa3	955,380
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	258,595
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa3	11,960,345

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,555	5.000%, 7/01/31 (AMT)	7/24 at 100.00	A+	$1,767,911
1,500	5.000%, 7/01/32 (AMT)	7/24 at 100.00	A+	1,703,475
30,795	Total Transportation			33,263,652
	U.S. Guaranteed – 10.9% (6)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2008-A2:
3,505	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	A3	3,469,319
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	A3	3,685,088
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+	11,210,800
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	2,970,605
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	545,745
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,316,914
1,100	5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	AA	1,192,268
1,000	5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	1,087,130
3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+	3,622,087
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	8,879,040
35,140	Total U.S. Guaranteed			37,978,996
	Utilities – 5.9%
3,375	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2018A, 3.375%, 2/01/26 (AMT)	12/23 at 100.00	A1	3,645,371
440	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	443,969
1,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.850%, 10/01/33 (Mandatory Put 4/01/21)	No Opt. Call	A1	1,009,170
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,436,820
5	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	6/20 at 100.00	AA	5,014

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
$ 225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	$239,015
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,177,960
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,287,462
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,897,418
4,250	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	4,561,865
2,840	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,041,385
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	415,606
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	472,100
18,655	Total Utilities			20,633,155
	Water and Sewer – 14.8%
5,705	Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019, 4.000%, 6/01/49 – AGM Insured	6/26 at 100.00	AA	6,252,395
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	17.758%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	2,432,809
1,070	17.790%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,926,824
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	3,092,721
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,495,410
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,404,850
2,570	Lexington-Fayette Urban County Government, Kentucky, Sewer System Revenue Bonds, Series 2019, 4.000%, 4/01/31	4/29 at 100.00	AA+	3,165,700
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	7,998,675
3,730	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2018A, 4.000%, 5/15/37	5/28 at 100.00	AA	4,335,081
1,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2013A, 4.000%, 5/15/36	5/23 at 100.00	AA	1,074,220
	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A:
795	5.000%, 5/15/27	11/24 at 100.00	AA	944,380
1,785	4.000%, 5/15/40	11/24 at 100.00	AA	1,952,397

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
$ 2,690	5.000%, 2/01/22	No Opt. Call	Aa2	$2,905,792
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa2	3,771,595
43,460	Total Water and Sewer			51,752,849
$ 329,708	Total Long-Term Investments (cost $346,932,002)			364,781,047
	Floating Rate Obligations – (8.5)%			(29,845,000)
	Other Assets Less Liabilities – 4.1%			14,456,624
	Net Assets – 100%			$ 349,392,671
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.5%
	Consumer Staples – 1.9%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/20 at 100.00	B-	$3,030,091
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/20 at 100.00	B2	2,224,901
5,245	Total Consumer Staples			5,254,992
	Education and Civic Organizations – 25.3%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A+	1,740,643
	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2019:
1,165	5.000%, 10/01/33	10/29 at 100.00	A+	1,448,293
2,020	5.000%, 10/01/34	10/29 at 100.00	A+	2,501,669
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	4,154,762
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,144,876
2,000	5.000%, 10/01/41	10/26 at 100.00	A+	2,294,560
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	410,358
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	283,680
250	5.000%, 12/01/32	12/24 at 100.00	A+	281,458
415	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 3.250%, 2/01/24	No Opt. Call	BB+	407,526
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BB	1,001,560
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BB+	520,250
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	756,703
4,670	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA	5,389,133
1,835	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	2,230,498
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,143,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Northern Michigan University, General Revenue Bonds, Series 2018A:
$ 500	5.000%, 12/01/32	6/28 at 100.00	A1	$576,920
400	5.000%, 12/01/34	6/28 at 100.00	A1	457,908
3,250	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	3,664,862
4,990	Oakland University, Michigan, General Revenue Bonds, Series 2019, 5.000%, 3/01/50	3/29 at 100.00	A1	5,903,619
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	622,851
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
5,000	4.000%, 4/01/26	No Opt. Call	AAA	6,005,050
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,253,290
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,486,096
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,732,870
3,345	5.000%, 4/01/47	4/27 at 100.00	AAA	4,086,586
2,800	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	3,420,760
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,383,640
	University of Michigan, General Revenue Bonds, Series 2015:
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,729,772
800	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	952,936
3,090	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/36	11/29 at 100.00	Aa3	3,813,462
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	765,765
60,900	Total Education and Civic Organizations			71,565,868
	Health Care – 6.2%
1,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA	1,035,530
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	799,560
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,644,317
3,085	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 4.000%, 11/15/50	11/29 at 100.00	A	3,276,455
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,061,656
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,372,538
3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49	12/29 at 100.00	AA-	3,246,990
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,815,741
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,321,750
16,185	Total Health Care			17,574,537

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 27.3%
$ 1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	$1,648,660
2,590	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	AA	3,106,860
1,000	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2018, 5.000%, 5/01/36	5/28 at 100.00	Aa1	1,254,180
	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2019:
875	5.000%, 5/01/41	5/29 at 100.00	Aa1	1,102,281
1,310	5.000%, 5/01/43	5/29 at 100.00	Aa1	1,639,531
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA	1,750,689
850	Chelsea School District, Washtenaw and Jackson, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/39	5/30 at 100.00	AA	1,095,812
250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – BHAC Insured	No Opt. Call	AA+	282,905
1,575	East Lansing School District, Ingham and Clinton Counties, Michigan, General Obligation Bonds, Building & Site Series 2020II, 5.000%, 5/01/44	5/30 at 100.00	AA	2,001,069
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/39	5/27 at 100.00	AA	2,428,560
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,308,072
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,473,665
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,279,860
1,750	5.000%, 11/01/37 – AGM Insured	5/29 at 100.00	AA	2,232,247
1,500	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,888,815
1,250	5.000%, 11/01/42 – AGM Insured	5/29 at 100.00	AA	1,569,513
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA	1,108,665
3,000	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, School Building & Site Series 2018, 5.000%, 5/01/42	5/28 at 100.00	Aa1	3,682,980
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	622,365
500	5.000%, 4/01/31	4/27 at 100.00	AA+	634,270
	Kent County, Michigan, General Obligation Bonds, Limited Tax Refunding Series 2019:
500	4.000%, 12/01/29	No Opt. Call	AAA	638,475
955	4.000%, 12/01/30	No Opt. Call	AAA	1,236,181
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,254,310

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
$ 1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	$1,751,655
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,333,600
1,750	Lakeview School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AA	2,106,527
185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	238,972
1,050	Macomb Interceptor Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Refunding Clintondale Pump Station Improvements Series 2020, 5.000%, 5/01/31	No Opt. Call	AA+	1,462,188
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	267,888
375	4.000%, 5/01/28	5/27 at 100.00	AA	456,653
550	4.000%, 5/01/29	5/27 at 100.00	AA	659,401
265	4.000%, 5/01/31	5/27 at 100.00	AA	309,297
215	4.000%, 5/01/32	5/27 at 100.00	AA	249,198
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,234,440
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,071,780
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	666,149
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,559,391
1,175	Novi Community School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 5.000%, 5/01/44	5/30 at 100.00	Aa2	1,505,034
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	6/20 at 100.00	Aaa	1,108,184
3,120	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019I, 5.000%, 5/01/46	5/29 at 100.00	AA	3,872,606
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	626,166
1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	1,348,558
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,218,527
3,115	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa1	3,917,611
4,000	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Bonds, School Building & Site Series 2019, 5.000%, 5/01/44	5/29 at 100.00	Aa2	4,997,080
2,625	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	2,999,325
63,490	Total Tax Obligation/General			77,200,195

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 11.6%
$ 2,935	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	$3,320,688
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,440,358
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,034,310
4,070	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1, 5.000%, 10/01/39	10/24 at 100.00	AA-	4,655,266
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	2,390,680
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I:
1,540	5.000%, 4/15/36	10/26 at 100.00	Aa2	1,872,609
3,450	5.000%, 4/15/41	10/26 at 100.00	Aa2	4,150,867
1,000	5.000%, 10/15/46	10/26 at 100.00	Aa2	1,193,800
520	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 5.000%, 4/15/36	10/29 at 100.00	Aa2	677,518
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,080,955
700	5.000%, 11/15/36	11/21 at 100.00	AA+	745,381
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	761,097
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,767,060
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,290	4.500%, 7/01/34	7/25 at 100.00	N/R	5,350,782
1,676	4.550%, 7/01/40	7/28 at 100.00	N/R	1,661,352
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	743,445
29,581	Total Tax Obligation/Limited			32,846,168
	Transportation – 2.8%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (AMT)	No Opt. Call	A1	1,051,320
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A1	1,418,963
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A1	2,155,400
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,075,920
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2018A, 5.000%, 12/01/36	12/28 at 100.00	A1	2,337,280
7,250	Total Transportation			8,038,883

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.4% (5)
$ 690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa1	$753,653
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	2,301,701
365	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	393,499
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AA-	552,479
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	17.875%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	302,343
800	17.875%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA-	967,496
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,279,300
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	5,588,200
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	10,709
2,295	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA-	2,457,807
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	405,533
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,936,520
500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	508,045
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)	6/22 at 100.00	AA-	2,188,300
21,935	Total U.S. Guaranteed			23,645,585
	Utilities – 6.8%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	1,967,419
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,599,175
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,271,220
3,335	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A, 5.000%, 7/01/48	7/29 at 100.00	AA-	4,195,397
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,230	5.000%, 7/01/32	7/26 at 100.00	AA-	1,499,271
1,000	5.000%, 7/01/33	7/26 at 100.00	AA-	1,212,140
1,000	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/29	7/26 at 100.00	AA-	1,238,900
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,161,970

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	$2,052,220
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,144,480
16,690	Total Utilities			19,342,192
	Water and Sewer – 8.2%
850	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 – AGM Insured	4/28 at 100.00	AA	1,022,745
1,500	Grand Rapids, Kent County, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2020, 4.000%, 1/01/50	1/30 at 100.00	AA	1,779,225
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA	1,725,510
800	5.000%, 1/01/39	1/24 at 100.00	AA	925,192
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA	389,480
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	2,023,999
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,495,500
1,500	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2018, 5.000%, 1/01/43	1/28 at 100.00	AA	1,846,170
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,185,920
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,183,450
1,800	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2018B, 5.000%, 10/01/39	10/28 at 100.00	AAA	2,243,232
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,694,580
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,373,122
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,470,040
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	6/20 at 100.00	AAA	245,875

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	$ 527,186
19,670	Total Water and Sewer			23,131,226
$ 240,946	Total Long-Term Investments (cost $261,075,956)			278,599,646
	Floating Rate Obligations – (1.7)%			(4,700,000)
	Other Assets Less Liabilities – 3.2%			8,918,254
	Net Assets – 100%			$ 282,817,900
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8%
	MUNICIPAL BONDS – 97.8%
	Consumer Staples – 2.3%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (AMT)	6/20 at 100.00	AA-	$3,009,690
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)	No Opt. Call	AA-	11,646,877
11,840	Total Consumer Staples			14,656,567
	Education and Civic Organizations – 10.7%
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,369,128
4,025	Curators of the University of Missouri, System Facilities Revenue Bonds, Taxable Series 2020A, 5.000%, 11/01/30	No Opt. Call	AA+	5,567,581
1,000	Health and Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2018 A, 4.000%, 10/01/38	10/28 at 100.00	A+	1,126,660
1,055	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Refunding Series 2019, 5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,292,533
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,144,146
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,376,180
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,105,270
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
2,295	4.000%, 10/01/34	10/29 at 100.00	A	2,507,127
2,510	4.000%, 10/01/36	10/29 at 100.00	A	2,716,673
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
575	3.500%, 10/01/22	No Opt. Call	BBB-	584,873
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,549,845
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,539,919
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,092,590

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$ 3,700	5.000%, 10/01/38	10/25 at 100.00	AA-	$4,332,219
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,678,894
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	681,906
5,690	5.000%, 10/01/42	4/27 at 100.00	AA-	6,826,634
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2019A:
3,390	5.000%, 10/01/46	4/29 at 100.00	AA-	4,030,710
6,665	4.000%, 10/01/48	4/29 at 100.00	AA-	7,331,500
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	Baa1	1,054,447
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
260	4.000%, 10/01/31	10/27 at 100.00	A+	296,379
285	4.000%, 10/01/32	10/27 at 100.00	A+	322,814
500	4.000%, 10/01/33	10/27 at 100.00	A+	563,705
400	4.000%, 10/01/34	10/27 at 100.00	A+	449,536
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,865,435
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/20 at 100.00	N/R	907,300
1,000	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	960,010
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	901,005
60,455	Total Education and Civic Organizations			68,175,019
	Health Care – 21.2%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	705,753
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	BBB-	1,602,552
1,000	5.000%, 8/01/30	8/26 at 100.00	BBB-	1,096,210
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA	548,571
4,000	5.000%, 6/01/33	6/22 at 100.00	AA	4,227,320
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA	2,291,900
1,400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,566,544

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$ 1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	$1,441,348
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,308,627
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,752,205
360	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc, Series 2017B, 4.500%, 12/01/35	12/25 at 100.00	N/R	381,625
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Series 2017C:
200	4.400%, 12/01/35	12/25 at 100.00	N/R	211,016
1,000	4.500%, 12/01/36	12/25 at 100.00	N/R	1,056,280
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,293,248
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,335,705
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,713,816
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,710,524
	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2020A:
290	5.000%, 2/15/29	No Opt. Call	A	362,094
310	5.000%, 2/15/30	No Opt. Call	A	392,485
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2016:
1,060	4.000%, 11/15/33	5/26 at 100.00	A+	1,135,324
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,559,784
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	4,889,056
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,135,650
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,097,000
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,310,310
9,125	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2018D, 4.000%, 1/01/58 (Mandatory Put 1/01/48)	1/28 at 100.00	AA	10,081,026
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa2	2,190,564
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,475	5.000%, 11/15/44	11/23 at 100.00	A2	1,578,840
2,980	5.000%, 11/15/48	11/23 at 100.00	A2	3,184,130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
$ 2,200	5.000%, 11/15/32	11/25 at 100.00	A2	$2,504,832
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,686,344
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49	5/29 at 100.00	A2	3,229,890
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	AA-	1,031,860
3,035	5.000%, 2/15/37	2/22 at 100.00	AA-	3,172,030
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F:
845	5.000%, 11/15/45	11/24 at 100.00	AA-	942,445
2,300	4.250%, 11/15/48	11/24 at 100.00	AA-	2,468,567
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,000	4.000%, 11/15/36	11/27 at 100.00	AA-	1,118,140
2,160	4.000%, 11/15/37	11/27 at 100.00	AA-	2,408,141
5,295	4.000%, 11/15/47	11/27 at 100.00	AA-	5,800,408
2,750	5.000%, 11/15/47	11/27 at 100.00	AA-	3,228,363
1,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2018A, 5.000%, 6/01/30	12/28 at 100.00	AA-	1,676,053
1,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%, 2/15/44	2/29 at 100.00	AA-	2,119,661
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,147,020
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2015B:
1,500	3.500%, 12/01/32	6/25 at 100.00	A+	1,550,325
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,248,380
500	3.625%, 12/01/34	6/25 at 100.00	A+	516,885
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2019:
1,100	4.000%, 12/01/35	6/29 at 100.00	A+	1,221,319
2,000	4.000%, 12/01/37	6/29 at 100.00	A+	2,204,000
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
310	5.000%, 6/01/26	6/24 at 100.00	AA-	352,603
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,238,580
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,076,770

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
$ 1,000	4.000%, 6/01/48	6/28 at 100.00	AA-	$1,086,000
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,747,530
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
550	5.250%, 11/15/25	11/20 at 100.00	A+	559,719
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,576,576
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,011,310
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,313,710
3,030	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	3,245,160
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,981,591
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,957,138
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
830	5.000%, 11/15/28	11/25 at 100.00	N/R	858,361
2,250	4.000%, 11/15/36	11/25 at 100.00	N/R	1,985,760
3,000	5.000%, 11/15/46	11/25 at 100.00	N/R	2,901,660
1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,317,404
124,435	Total Health Care			134,644,042
	Housing/Multifamily – 0.2%
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,074,330
	Housing/Single Family – 0.3%
1,375	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,511,867
385	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	417,860
1,760	Total Housing/Single Family			1,929,727
	Long-Term Care – 4.2%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	2,593,460
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	855,387

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
$ 1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	$1,042,661
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,792,213
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
1,000	5.000%, 2/01/35	2/24 at 100.00	BBB	1,003,250
1,500	5.000%, 2/01/44	2/24 at 100.00	BBB	1,449,420
5,550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A, 5.000%, 2/01/46	2/26 at 100.00	BBB	5,325,003
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019C:
1,000	5.000%, 2/01/42	2/29 at 102.00	BBB	976,660
3,580	4.000%, 2/01/48	2/29 at 100.00	BBB	2,774,715
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BB+	533,302
2,615	5.000%, 9/01/42	9/22 at 100.00	BB+	2,385,612
2,570	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	2,611,017
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BB+	881,860
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48	9/25 at 103.00	BB+	899,020
500	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	431,010
28,650	Total Long-Term Care			26,554,590
	Tax Obligation/General – 14.0%
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	962,457
190	5.000%, 3/01/29	3/21 at 100.00	AA-	196,631
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,071,121
210	5.000%, 3/01/30	3/21 at 100.00	AA-	217,329
840	4.750%, 3/01/31	3/21 at 100.00	N/R	867,745
170	4.750%, 3/01/31	3/21 at 100.00	AA-	175,010
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,111,940
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
960	5.000%, 3/01/33	3/22 at 100.00	N/R	1,037,338
40	5.000%, 3/01/33	3/22 at 100.00	AA-	43,175
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	4,011,681

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36	3/26 at 100.00	AA	$4,120,046
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,293,380
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,325,288
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,340,890
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,472,070
1,000	Fort Osage Reorganized School District R-1, Jackson County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2017, 4.000%, 3/01/34	3/27 at 100.00	AA+	1,169,500
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,670,040
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,108,640
1,800	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	2,219,508
1,000	Franklin County Reorganized School District R-XI Union, Missouri, General Obligation Bonds, Series 2020A, 5.000%, 3/01/36	3/25 at 100.00	AA+	1,178,300
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,246,460
1,950	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2017B, 5.500%, 3/01/32	3/27 at 100.00	AA+	2,508,460
1,435	Jackson County Center School District 58, Missouri, General Obligation Bonds, Refunding & School Building Series 2019A, 4.000%, 3/01/37	3/27 at 100.00	Aa1	1,654,254
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,150,080
	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2019A:
1,000	5.000%, 3/01/36	3/29 at 100.00	AA+	1,300,030
1,000	5.000%, 3/01/38	3/29 at 100.00	AA+	1,287,280
1,000	5.000%, 3/01/39	3/29 at 100.00	AA+	1,283,530
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	517,450
1,140	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 5.500%, 3/01/37	3/29 at 100.00	AA+	1,515,596
1,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2019, 5.500%, 3/01/39	3/29 at 100.00	AA+	1,321,450
825	Johnson County School District R-VI Warrensburg, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30	3/28 at 100.00	AA+	1,005,857
2,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	2,345,420
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,318,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
$ 1,510	4.000%, 2/01/36	2/28 at 100.00	AA	$1,773,193
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,170,260
1,190	Kansas City, Missouri, General Obligation Bonds, Series 2020A, 4.000%, 2/01/37	2/30 at 100.00	AA	1,441,471
	Marion County School District 60 Hannibal, Ralls and Marion County, Missouri, General Obligation Bonds, Series 2019:
1,050	5.000%, 3/01/31	3/24 at 100.00	AA+	1,211,406
2,000	5.000%, 3/01/39	3/24 at 100.00	AA+	2,267,000
1,775	Marshfield, Missouri, Combined Waterworks and Sewerage System Revenue Bones, Series 2020B, 5.000%, 2/01/47 – AGM Insured	2/28 at 100.00	AA	2,135,698
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
570	4.000%, 3/01/31	3/26 at 100.00	A+	650,022
325	5.000%, 3/01/34	3/26 at 100.00	A+	390,543
685	5.000%, 3/01/35	3/26 at 100.00	A+	820,281
	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding & School Building Series 2019:
1,000	4.000%, 3/01/36	3/27 at 100.00	AA+	1,164,620
1,000	4.000%, 3/01/37	3/27 at 100.00	AA+	1,161,120
550	Nixa Public Schools, Christian County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2019B, 4.000%, 3/01/34	3/30 at 100.00	AA+	684,855
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	552,375
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,140,320
2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37	3/26 at 100.00	AA-	2,383,840
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,615,605
2,000	Platte County School District Park Hill, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2017, 4.000%, 3/01/31	3/26 at 100.00	AA+	2,332,420
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,369,500
1,000	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2018A, 5.000%, 3/01/36	3/26 at 100.00	AA	1,201,690
985	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, School Building Series 2019, 4.000%, 3/01/35	3/29 at 100.00	AA	1,196,036
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,121,160
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,121,160

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
$ 650	4.000%, 3/01/31	3/27 at 100.00	AA	$763,685
705	4.000%, 3/01/33	3/27 at 100.00	AA	818,745
550	4.000%, 3/01/35	3/27 at 100.00	AA	634,475
600	4.000%, 3/01/37	3/27 at 100.00	AA	687,540
	Washington School District, Franklin County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2019:
1,500	4.000%, 3/01/34	3/27 at 100.00	AA+	1,738,515
905	4.000%, 3/01/35	3/27 at 100.00	AA+	1,043,374
77,070	Total Tax Obligation/General			88,637,165
	Tax Obligation/Limited – 18.4%
885	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	807,412
	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019:
375	3.000%, 1/15/31 – AGM Insured	1/24 at 100.00	AA	392,254
200	3.000%, 1/15/33 – AGM Insured	1/24 at 100.00	AA	207,322
1,015	5.000%, 1/15/44 – AGM Insured	1/24 at 100.00	AA	1,134,323
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,451,446
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019:
625	4.000%, 10/01/34	10/29 at 100.00	AA+	733,594
1,690	4.000%, 10/01/36	10/29 at 100.00	AA+	1,958,879
3,500	4.000%, 10/01/48	10/29 at 100.00	AA+	3,928,785
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	1,853,820
1,555	Brentwood, Missouri, Certificates of Participation, Series 2019, 4.000%, 10/01/37	10/25 at 101.00	AA-	1,719,830
	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Series 2020A:
1,000	4.000%, 4/01/35 – BAM Insured	4/28 at 100.00	AA	1,157,200
525	4.000%, 4/01/36 – BAM Insured	4/28 at 100.00	AA	604,175
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
340	4.000%, 4/01/38	4/28 at 100.00	A+	384,346
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	3,034,171
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	989,532
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	1,867,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	$395,821
300	Excelsior Springs, Missouri, Certificate of Participation, Refunding Series 2020B, 4.000%, 3/01/31 – BAM Insured	No Opt. Call	AA	377,391
	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
1,000	4.000%, 3/01/29	3/27 at 100.00	AA+	1,208,940
1,075	4.000%, 3/01/30	3/27 at 100.00	AA+	1,292,945
450	4.000%, 3/01/36	3/27 at 100.00	AA+	517,208
375	4.000%, 3/01/37	3/27 at 100.00	AA+	429,713
500	4.000%, 3/01/38	3/27 at 100.00	AA+	571,455
175	Florissant Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Florissant - Cross Keys Redevelopment Project, Refunding Series 2003, 5.625%, 5/01/24	6/20 at 100.00	N/R	175,072
440	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	400,365
1,105	Franklin County, Missouri, Certificates of Participation, Series 2019A, 3.000%, 11/01/30	11/26 at 100.00	A+	1,215,533
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28 (4)	6/20 at 100.00	N/R	876,200
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	537,897
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,874,050
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,827,565
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,445,339
750	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 4.000%, 9/01/33	9/28 at 100.00	Aa3	885,953
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	884,370
	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005:
1,470	5.750%, 3/01/23 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,550,306
1,560	5.750%, 3/01/24 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,669,153
1,745	5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,900,514
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
1,000	4.875%, 3/01/33	3/23 at 100.00	BB+	964,490
1,300	5.000%, 3/01/38	3/23 at 100.00	BB+	1,238,146
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	978,261
1,100	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	1,077,142
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,203,324

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	$1,818,540
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,967,052
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,107,297
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	419,850
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	3,125,225
235	3.625%, 10/01/32	10/27 at 100.00	AA-	261,224
342	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	6/20 at 100.00	N/R	252,783
912	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	6/20 at 100.00	N/R	159,585
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,206,060
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	99,686
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,078,165
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	696,719
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	6/20 at 100.00	A+	1,003,430
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,047,710
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,120,700
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,043,500
2,085	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	6/20 at 100.00	N/R	1,956,355
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	592,920
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,000	4.500%, 7/01/34	7/25 at 100.00	N/R	3,034,470
800	4.550%, 7/01/40	7/28 at 100.00	N/R	793,008
2,931	0.000%, 7/01/46	7/28 at 41.38	N/R	760,976
1,744	5.000%, 7/01/58	7/28 at 100.00	N/R	1,749,685

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
$ 2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	$1,925,000
250	4.784%, 7/01/58	7/28 at 100.00	N/R	242,908
18	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	N/R	16,932
	Pulaski County, Missouri, Certificates of Participation, Series 2019:
880	4.000%, 12/01/32	12/27 at 100.00	A-	963,662
915	4.000%, 12/01/33	12/27 at 100.00	A-	997,753
520	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	521,295
450	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	365,639
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,250,741
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	223,925
775	Saint Louis County Industrial Development Authority, Missouri, Transportation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	685,813
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,983,937
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	904,400
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	882,950
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	860,080
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	835,470
	Saint Louis Municipal Library District, Missouri, Certificates of Participation, Refunding Series 2020:
2,000	4.000%, 3/15/44 – BAM Insured	3/30 at 100.00	AA	2,263,300
500	4.000%, 3/15/48 – BAM Insured	3/30 at 100.00	AA	562,925
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	570,211
345	4.000%, 4/01/30	4/25 at 100.00	A	386,683
565	4.000%, 4/01/32	4/25 at 100.00	A	625,150
585	4.000%, 4/01/33	4/25 at 100.00	A	644,682
2,145	Sedalia, Missouri, Certificates of Participation, Refunding & Improvement Series 2020, 4.000%, 9/15/39 – BAM Insured, (WI/DD, Settling 6/04/20)	9/27 at 100.00	AA	2,366,621
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,847,988
1,630	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/26 (AMT)	No Opt. Call	Aa2	1,956,619

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	$4,726,216
	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A:
1,000	4.375%, 11/15/35	11/26 at 100.00	N/R	836,700
270	4.750%, 11/15/47	11/26 at 100.00	N/R	222,766
100	Town and Country Crossing Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	84,136
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,383,752
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,831,546
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	640,686
114,217	Total Tax Obligation/Limited			116,627,028
	Transportation – 3.7%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	717,854
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,580	5.000%, 3/01/34 (AMT)	3/29 at 100.00	A	1,880,105
2,500	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A	2,962,325
2,200	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	2,533,278
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	8,004,360
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (AMT)	7/22 at 100.00	A	3,730,055
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2017D:
1,420	5.000%, 7/01/34 – AGM Insured (AMT)	7/27 at 100.00	AA	1,639,291
1,000	5.000%, 7/01/35 – AGM Insured (AMT)	7/27 at 100.00	AA	1,150,020
1,000	5.000%, 7/01/36 – AGM Insured (AMT)	7/27 at 100.00	AA	1,145,890
20,865	Total Transportation			23,763,178
	U.S. Guaranteed – 6.4% (5)
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,375,946
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31 (Pre-refunded 2/15/21)	2/21 at 100.00	A	829,472
4,665	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	AAA	5,095,346
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal & Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	2,105,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	A-	$4,126,852
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)	10/23 at 100.00	A-	4,193,879
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	1,787,040
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,352,588
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)	11/21 at 100.00	AA+	7,059,360
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	Baa1	2,494,512
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,260,588
2,000	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,055,080
850	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	938,995
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25 (Pre-refunded 4/01/21)	4/21 at 100.00	AA+	2,578,800
1,360	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	7/20 at 100.00	N/R	1,394,734
38,420	Total U.S. Guaranteed			40,648,432
	Utilities – 6.8%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	461,015
3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	3,269,190
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,089,910
1,845	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	1,996,733
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,773,088
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	2,001,367
2,500	5.000%, 1/01/33	1/24 at 100.00	A2	2,843,850
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
1,125	5.000%, 12/01/35	6/25 at 100.00	A2	1,327,185
650	5.000%, 12/01/37	6/25 at 100.00	A2	764,803

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
$ 2,885	5.000%, 1/01/32	1/25 at 100.00	A	$3,377,960
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,689,583
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,746,175
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Prairie State Power Project, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	655,272
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,703,957
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	280,211
1,500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2017, 4.000%, 12/01/32	12/27 at 100.00	A2	1,728,615
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,580,293
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,351,219
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,760,775
	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015:
2,845	3.250%, 8/01/27	8/25 at 100.00	AA+	3,215,590
3,000	3.600%, 8/01/29	8/25 at 100.00	AA+	3,415,140
2,000	4.000%, 8/01/31	8/25 at 100.00	AA+	2,297,400
37,980	Total Utilities			43,329,331
	Water and Sewer – 9.6%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
670	3.500%, 1/01/32	1/25 at 100.00	A-	709,282
720	4.000%, 1/01/42	1/25 at 100.00	A-	763,272
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,589,488
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,172,740
1,670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,785,881
145	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	160,616
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
500	4.000%, 1/01/35	1/28 at 100.00	AA	588,875
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	2,179,868
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,165,390
3,105	4.000%, 1/01/42	1/28 at 100.00	AA	3,584,785
5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	5,509,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A+	$1,268,160
1,250	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2019, 4.000%, 7/01/38	7/26 at 100.00	A+	1,390,237
1,775	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	2,140,029
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A:
6,000	5.000%, 5/01/42	5/27 at 100.00	AAA	7,334,880
2,000	5.000%, 5/01/47	5/27 at 100.00	AAA	2,428,000
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2019B:
1,390	5.000%, 5/01/38	5/29 at 100.00	AAA	1,796,853
3,060	5.000%, 5/01/44	5/29 at 100.00	AAA	3,903,275
2,675	5.000%, 5/01/49	5/29 at 100.00	AAA	3,395,217
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,312,640
250	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	6/20 at 100.00	Aaa	250,917
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	6/20 at 100.00	Aaa	45,145
85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	6/20 at 100.00	Aaa	85,354
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	6/20 at 100.00	N/R	2,072,360
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Missouri Project Series 2019:
250	4.000%, 12/01/39	12/25 at 100.00	AA+	276,492
2,295	4.000%, 12/01/41	12/25 at 100.00	AA+	2,529,457
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA+	327,166
1,465	5.000%, 12/01/32	12/25 at 100.00	AA+	1,763,201
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA+	1,556,370
4,240	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	4,689,313
52,940	Total Water and Sewer			60,774,713
$ 569,632	Total Long-Term Investments (cost $589,260,070)			620,814,122

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Education and Civic Organizations – 0.1%
$ 515	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligation, Series 1996D, 0.050%, 9/01/30 (Mandatory Put 7/10/20) (6)	7/20 at 100.00	A-1	$ 515,000
	Health Care – 0.0%
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Variable Rate Demand Obligations, Series 2014G, 0.130%, 6/01/44 (Mandatory Put 7/15/20) (6)	7/20 at 100.00	A-1	500,000
$ 1,015	Total Short-Term Investments (cost $1,015,000)			1,015,000
	Total Investments (cost $590,275,070) – 97.9%			621,829,122
	Other Assets Less Liabilities – 2.1%			13,020,251
	Net Assets – 100%			$ 634,849,373
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.4%
	MUNICIPAL BONDS – 95.4%
	Consumer Discretionary – 0.5%
	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019:
$ 1,350	5.000%, 12/01/44	12/29 at 100.00	BBB-	$1,231,767
2,610	5.000%, 12/01/51	12/29 at 100.00	BBB-	2,390,055
3,960	Total Consumer Discretionary			3,621,822
	Consumer Staples – 2.8%
20,690	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	2,676,459
1,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	BBB+	1,545,147
14,470	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	14,624,395
36,620	Total Consumer Staples			18,846,001
	Education and Civic Organizations – 8.3%
2,065	Bowling Green State University, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/34	12/25 at 100.00	A+	2,340,801
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,570,958
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,172,316
	Lake County Community College District, Ohio, General Receipts Revenue Bonds, Lakeland Community College, Refunding Series 2019:
2,770	5.000%, 10/01/32	10/29 at 100.00	Aa2	3,613,493
2,055	4.000%, 10/01/34	10/29 at 100.00	Aa2	2,468,302
1,925	Miami University of Ohio, General Receipts Bonds, Refunding Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,031,356
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,906,482
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,067,739
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,498,291
180	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	183,249

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
$ 2,100	5.000%, 11/01/42	5/27 at 100.00	AA	$2,526,993
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,819,575
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,232,123
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,077,420
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 16.948%, 12/01/43, 144A (IF) (4)	12/22 at 100.00	A+	1,483,188
500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	6/20 at 100.00	A	500,845
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,706,400
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,669,963
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,711,363
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,876,250
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	1,380,232
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,450,314
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,011,390
3,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	3,508,290
2,000	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,036,460
48,870	Total Education and Civic Organizations			56,843,793
	Health Care – 11.0%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	2,909,475
850	Butler County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	870,001
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
2,600	5.000%, 12/01/37	12/27 at 100.00	A-	3,029,390
1,110	5.000%, 12/01/47	12/27 at 100.00	A-	1,256,131
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	AA	5,574,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
$ 1,600	5.000%, 6/15/43	6/23 at 100.00	Ba2	$1,671,344
495	5.250%, 6/15/43	6/23 at 100.00	Ba2	522,364
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	10,746,917
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,607,479
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,069,710
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Series 2019CC:
600	5.000%, 11/15/41	No Opt. Call	AA	868,542
3,000	5.000%, 11/15/49	No Opt. Call	AA	4,453,740
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	6/20 at 100.00	A-	120,328
2,230	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/39	8/28 at 100.00	A+	2,578,906
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	956,989
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,000	5.000%, 2/15/44	2/23 at 100.00	BB+	2,036,580
3,000	5.000%, 2/15/48	2/23 at 100.00	BB+	3,041,550
2,480	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	6/20 at 100.00	AA	2,485,059
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A:
1,155	5.000%, 1/01/30	1/28 at 100.00	AA	1,456,674
2,755	5.000%, 1/01/33	1/28 at 100.00	AA	3,411,461
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,475	5.000%, 1/15/28	1/23 at 100.00	A	1,594,637
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,738,171
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A:
2,725	5.000%, 1/15/50	1/30 at 100.00	A	3,192,446
2,280	4.000%, 1/15/50	1/30 at 100.00	A	2,410,667
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A3	1,803,057

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
$ 3,815	5.000%, 12/01/37	12/22 at 100.00	Ba3	$3,858,262
5,595	5.000%, 12/01/42	12/22 at 100.00	Ba3	5,622,975
67,890	Total Health Care			74,887,105
	Housing/Multifamily – 0.8%
680	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (AMT)	6/20 at 100.00	N/R	636,011
2,095	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)	6/20 at 100.00	Aa1	2,099,148
2,875	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	6/20 at 100.00	Aa1	2,880,261
5,650	Total Housing/Multifamily			5,615,420
	Industrials – 0.7%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc Project, Series 2009-5:
1,180	5.000%, 6/01/22	6/20 at 100.00	AA+	1,184,236
1,645	5.000%, 12/01/24	6/20 at 100.00	AA+	1,650,889
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc, Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	1,734,128
4,425	Total Industrials			4,569,253
	Long-Term Care – 0.2%
1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	1,509,771
	Tax Obligation/General – 17.0%
3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	3,852,292
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	882,817
380	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006, 5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	503,542
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	897,030
3,110	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016B, 5.000%, 12/01/33	6/26 at 100.00	AA	3,808,257
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	7,181,479
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,126,700
5,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	6,690,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 5.000%, 4/01/40	4/29 at 100.00	AAA	$3,846,570
5,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/44	12/28 at 100.00	AAA	5,921,300
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,159,160
450	5.000%, 12/01/24	No Opt. Call	Aaa	540,059
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,975,420
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,191,469
2,000	Gahanna-Jefferson City School District, Franklin County, Ohio, General Obligation Bonds, Construction & Improvement Series 2018, 5.000%, 12/01/48	6/28 at 100.00	Aa2	2,464,500
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,171,490
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	433,255
850	0.000%, 12/01/30	No Opt. Call	Aa2	715,844
	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019:
1,980	4.000%, 12/01/51	6/29 at 100.00	AA+	2,258,982
1,150	5.000%, 12/01/53	6/29 at 100.00	AA+	1,434,878
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,884,265
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	No Opt. Call	Aa1	1,000,491
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	2,047,328
55	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	56,500
1,000	Little Miami Local School District, Warren and Clermont Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 5.000%, 11/01/43	11/25 at 100.00	AA	1,191,390
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	990,720
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Application Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	980,930
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,331,680
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,299,168
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,729,806
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	920,218

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
$ 4,500	5.000%, 9/15/27	No Opt. Call	AA+	$5,873,715
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,966,300
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,342,280
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,216,675
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,603,350
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,217,390
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,270,531
50	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	AA-	55,203
2,380	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	Aa2	2,636,374
4,000	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019A, 4.000%, 12/01/48	12/29 at 100.00	AA	4,680,960
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,709,731
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities & Improvement Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	1,229,720
	Westerville City School District, Franklin and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2020:
1,000	3.000%, 12/01/43	6/29 at 100.00	Aa1	1,074,600
2,165	3.000%, 12/01/44	6/29 at 100.00	Aa1	2,293,774
96,740	Total Tax Obligation/General			115,658,393
	Tax Obligation/Limited – 20.6%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
250	5.000%, 12/01/21	6/20 at 100.00	N/R	252,288
950	5.000%, 12/01/25	6/20 at 100.00	N/R	956,403
1,165	5.000%, 12/01/30	6/20 at 100.00	N/R	1,170,103
1,890	5.000%, 12/01/35	6/20 at 100.00	N/R	1,895,046
5,500	Cleveland Public Library, Cuyahoga County, Ohio, Library Facilities Notes, Series 2019A, 4.000%, 12/01/45	12/29 at 100.00	Aa2	6,430,050
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,572,850
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,249,970
1,335	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020, 5.000%, 6/01/28, 144A	No Opt. Call	N/R	1,338,404

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
$ 2,710	5.250%, 12/01/25	12/20 at 100.00	AA	$2,771,083
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,318,412
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,184,930
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,131,565
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,862,771
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,627,056
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,238,865
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,536,908
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,805,093
3,560	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46	12/29 at 100.00	AA	4,478,765
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AAA	1,270,320
16,500	5.000%, 6/01/43	6/28 at 100.00	AAA	20,669,220
5,695	5.000%, 6/01/48	6/28 at 100.00	AAA	7,093,464
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AA+	2,062,210
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AA+	1,270,647
1,105	5.000%, 12/01/33	12/25 at 100.00	AA+	1,333,271
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,743,695
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	449,395
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,814,207
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,517,723
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,313,077
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,667,615
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	400,213
855	0.000%, 9/01/28	No Opt. Call	Aa2	770,586
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,216,897

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,080	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	$995,598
	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building Fund Projects, Series 2019A:
2,465	5.000%, 4/01/38	4/29 at 100.00	AA	3,118,052
2,485	5.000%, 4/01/39	4/29 at 100.00	AA	3,134,231
1,250	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	AA	1,539,713
2,245	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2019B, 5.000%, 10/01/31	No Opt. Call	AA	3,091,141
1,200	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	AA	1,515,216
1,250	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2019-1, 5.000%, 12/15/31	No Opt. Call	AA	1,717,550
1,360	Ohio State, Transportation Project Revenue Bonds, Toledo-Lucas County Port Authority Seaport and Docks Project, State Transportation Infrastructure GRF Bond Fund, Series 2019-2, 5.000%, 11/15/39 (AMT)	5/27 at 100.00	AA+	1,619,406
2,095	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2018, 5.000%, 12/01/44	12/28 at 100.00	AA	2,568,198
2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	2,252,760
500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	487,045
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	813,090
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
8,320	4.500%, 7/01/34	7/25 at 100.00	N/R	8,415,597
1,257	4.550%, 7/01/40	7/28 at 100.00	N/R	1,246,014
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	495,630
325	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	6/20 at 100.00	N/R	325,315
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,562,694
800	5.000%, 12/01/24	12/22 at 100.00	AA+	892,760
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,232,390
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,231,780

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,955	Shaker Heights Public Library, Ohio, Certificates of Participation, Series 2019, 4.000%, 12/01/44	12/24 at 100.00	Aa2	$ 3,200,620
123,292	Total Tax Obligation/Limited			140,867,902
	Transportation – 4.8%
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	4,026,050
3,500	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,986,010
7,725	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	8,623,958
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	12,421,200
2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	Aa3	2,688,508
1,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	1,262,900
29,175	Total Transportation			33,008,626
	U.S. Guaranteed – 12.9% (5)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22 (Pre-refunded 11/01/20)	11/20 at 100.00	A	766,342
1,380	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,410,070
2,760	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,820,140
2,155	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2015A, 5.250%, 12/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	AA	2,675,217
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29 (Pre-refunded 1/01/22)	1/22 at 100.00	A	7,533,400
1,000	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A	1,076,200
3,450	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	3,712,890
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,146,945
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,332,309
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,396,029
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2:
755	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	869,239
2,245	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	2,588,732
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,614,300
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	834,055
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,076,200
1,940	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured (ETM)	No Opt. Call	Aa2	1,999,616

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
$ 1,400	5.000%, 12/01/26 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	$1,433,516
1,645	5.000%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	1,684,381
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,079,320
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	497,481
11,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	AA+	13,138,281
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB	3,508,985
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	301,471
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,681,670
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40 (Pre-refunded 12/01/23)	12/23 at 100.00	Aa2	1,898,184
9,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	10,132,560
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	Aa3	1,118,970
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
560	5.000%, 12/01/33 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	625,134
1,305	5.000%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	AA-	1,462,005
1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa3	1,874,605
735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	753,698
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46 (Pre-refunded 12/01/25)	12/25 at 100.00	A2	6,134,334
79,150	Total U.S. Guaranteed			88,176,279
	Utilities – 4.8%
1,750	American Municipal Power Inc, Ohio, Combined Hydroelectric Projects Revenue Bonds, Refunding Series 2020A, 5.000%, 2/15/28	No Opt. Call	A	2,254,298
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,679,925
6,500	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,617,675
1,665	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	A	2,040,691
1,315	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2018, 5.000%, 11/15/37 – AGM Insured	5/28 at 100.00	AA	1,643,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Cleveland, Ohio, Public Power System Revenue Bonds, Refunding Series 2020A:
$ 1,000	4.000%, 11/15/35 – AGM Insured	11/29 at 100.00	AA	$1,173,000
2,000	4.000%, 11/15/38 – AGM Insured	11/29 at 100.00	AA	2,301,360
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,496,100
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	3,439,391
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	4,593,375
	Hamilton, Ohio, Electric System Revenue Bonds, Refunding & Improvement Series 2019:
865	4.000%, 10/01/37 – BAM Insured	10/29 at 100.00	AA	997,440
1,000	4.000%, 10/01/38 – BAM Insured	10/29 at 100.00	AA	1,149,350
1,015	4.000%, 10/01/39 – BAM Insured	10/29 at 100.00	AA	1,163,434
1,100	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	1,271,193
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	4,100
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	50,125
44,795	Total Utilities			32,875,417
	Water and Sewer – 11.0%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	6/20 at 100.00	AA	1,394,768
1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa2	1,895,544
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	5,315,868
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,764,853
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/30	6/26 at 100.00	AA+	6,237,650
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,402,872
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	456,678
1,745	Lebanon, Ohio, Water System Revenue Bonds, Improvement & Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,862,892
1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	1,104,980
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	7,137,064
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 17.833%, 3/01/21, 144A (IF) (4)	No Opt. Call	AA+	4,862,687

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Refunding Series 2019B:
$ 1,560	5.000%, 12/01/29	No Opt. Call	AAA	$2,145,328
1,170	5.000%, 6/01/30	No Opt. Call	AAA	1,625,118
1,100	5.000%, 12/01/30	No Opt. Call	AAA	1,549,020
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016:
2,975	5.000%, 6/01/29	12/26 at 100.00	AAA	3,779,857
1,900	5.000%, 12/01/36	12/26 at 100.00	AAA	2,344,752
4,840	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019, 5.000%, 6/01/44	12/29 at 100.00	AAA	6,258,023
1,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	1,131,412
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2015A, 5.000%, 6/01/26	No Opt. Call	AAA	6,297,800
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,344,450
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,246,904
59,985	Total Water and Sewer			75,158,520
$ 602,057	Total Municipal Bonds (cost $607,626,323)			651,638,302

Shares	Description (1)	Value
	COMMON STOCKS – 2.0%
	Electric Utilities – 2.0%
348,817	Energy Harbor Corp, (7), (8), (9)	$ 13,429,454
	Total Common Stocks (cost $7,901,432)	13,429,454
	Total Long-Term Investments (cost $615,527,755)	665,067,756
	Other Assets Less Liabilities – 2.6%	17,790,567
	Net Assets – 100%	$ 682,858,323

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.9%
	MUNICIPAL BONDS – 100.4%
	Consumer Discretionary – 0.2%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BB	$93,599
250	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	6/20 at 100.00	B1	243,018
355	Total Consumer Discretionary			336,617
	Consumer Staples – 1.6%
675	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/20 at 100.00	N/R	634,237
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/20 at 100.00	B-	506,600
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	311,573
1,060	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	988,736
2,550	Total Consumer Staples			2,441,146
	Education and Civic Organizations – 5.6%
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB-	1,085,540
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,363,323
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	6/20 at 100.00	BBB	1,000,040
1,965	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	2,062,759
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hmong American Peace Academy, Series 2020:
420	4.000%, 3/15/30	No Opt. Call	BBB	454,423
500	4.000%, 3/15/40	3/30 at 100.00	BBB	510,360
1,200	5.000%, 3/15/50	3/30 at 100.00	BBB	1,327,860
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Lawrence University, Series 2020, 4.000%, 2/01/45	2/30 at 100.00	Baa1	1,045,720
8,385	Total Education and Civic Organizations			8,850,025
	Health Care – 19.7%
440	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	515,209
5,765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc, Series 2020, 4.000%, 7/01/36	7/29 at 100.00	A	6,243,783

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 13.489%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	AA	$284,265
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C:
4,000	5.000%, 2/15/47	2/27 at 100.00	A-	4,229,560
8,565	5.000%, 2/15/47 (UB) (4)	2/27 at 100.00	A-	9,056,546
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aspirus, Inc Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	AA-	1,127,480
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
2,000	4.000%, 12/01/44	12/29 at 100.00	A+	2,173,620
3,100	4.000%, 12/01/49	12/29 at 100.00	A+	3,349,922
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	282,060
2,000	4.000%, 12/01/35	6/24 at 100.00	A+	2,112,180
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,116,230
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB-	560,935
28,870	Total Health Care			31,051,790
	Housing/Multifamily – 17.1%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,034,680
3,020	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	3,093,658
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	6/20 at 100.00	A+	1,464,677
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,164,000
700	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (AMT)	6/20 at 100.00	AA	701,463
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,284,545
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A:
1,000	4.000%, 11/01/47	11/26 at 100.00	AA	1,085,100
2,000	4.150%, 5/01/55	11/26 at 100.00	AA	2,176,500
2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	2,434,245

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A:
$ 145	3.700%, 11/01/33	11/27 at 100.00	AA	$161,717
2,000	4.300%, 11/01/53 (UB) (4)	11/27 at 100.00	AA	2,230,780
6,720	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.375%, 5/01/57	11/28 at 100.00	AA	7,139,731
25,320	Total Housing/Multifamily			26,971,096
	Industrials – 1.1%
725	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc., Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	727,617
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	101,112
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	421,789
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/20 at 104.00	BB-	480,466
1,710	Total Industrials			1,730,984
	Long-Term Care – 8.4%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc, Series 2011, 6.650%, 9/01/43	6/20 at 100.00	N/R	982,460
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc Project, Refunding Series 2015A, 4.450%, 3/01/30	6/20 at 101.00	N/R	435,990
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019, 5.000%, 8/01/49	8/26 at 103.00	N/R	1,525,260
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,029,520
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48	10/23 at 102.00	N/R	1,823,480
1,750	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,894,935
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2019B, 5.000%, 7/01/38	7/26 at 100.00	A	567,405
185	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	178,956
1,650	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,753,306
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,000,800
13,585	Total Long-Term Care			13,192,112
	Tax Obligation/General – 1.8%
525	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/23 – AGC Insured	6/20 at 100.00	AA	528,192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 485	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	$485,509
	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011C:
675	5.250%, 7/01/27 – AGM Insured	6/20 at 100.00	AA	680,278
425	5.750%, 7/01/37 – AGM Insured	6/20 at 100.00	AA	428,239
770	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	6/20 at 100.00	Baa2	777,708
2,880	Total Tax Obligation/General			2,899,926
	Tax Obligation/Limited – 35.8%
	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019:
1,790	4.000%, 6/01/36	6/29 at 100.00	AA	1,964,793
3,500	3.000%, 6/01/44	6/29 at 100.00	AA	3,653,475
10,000	0.000%, 6/01/49	6/29 at 47.10	AA	3,736,900
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	6/20 at 100.00	N/R	650,059
	Brookfield Community Development and Redevelopment Authority, Wisconsin, Community Development Revenue Bonds, Series 2015A:
1,340	3.550%, 6/01/34	6/25 at 100.00	A3	1,452,761
1,530	3.600%, 6/01/35	6/25 at 100.00	A3	1,651,482
500	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012, 2.750%, 9/01/22	9/20 at 100.00	A1	502,975
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,051,960
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,044,240
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
875	5.250%, 1/01/36	1/22 at 100.00	BB	892,220
440	5.125%, 1/01/42	1/22 at 100.00	BB	446,556
845	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BB	896,190
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB	831,540
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,367,000
130	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB	125,141
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (AMT)	6/20 at 100.00	A2	677,086
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	986,776
500	5.000%, 11/15/31	11/26 at 100.00	A+	615,340
550	5.000%, 11/15/32	11/26 at 100.00	A+	675,345

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
$ 95	4.000%, 11/15/21	No Opt. Call	A+	$99,977
145	5.000%, 11/15/22	No Opt. Call	A+	161,183
630	5.000%, 11/15/28	11/26 at 100.00	A+	780,173
500	5.000%, 11/15/34	11/26 at 100.00	A+	609,450
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,214,780
500	5.000%, 11/15/36	11/26 at 100.00	A+	606,360
1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Refunding Series 2013, 4.100%, 12/01/27	12/23 at 100.00	A2	1,103,460
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	6/20 at 100.00	C	500,240
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
535	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	529,709
435	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	429,558
500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	6/20 at 100.00	AA	503,230
1,025	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007N, 5.000%, 7/01/32 – RAAI Insured	6/20 at 100.00	AA	1,029,254
3,085	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	3,818,921
2,825	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	3,149,479
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
120	5.000%, 10/01/25 – NPFG Insured	6/20 at 100.00	Baa2	121,880
125	5.000%, 10/01/28 – FGIC Insured	6/20 at 100.00	Baa2	126,956
1,550	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,680,402
	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
390	5.000%, 12/15/27	6/26 at 100.00	Aa3	482,130
1,000	5.000%, 12/15/30	6/26 at 100.00	Aa3	1,228,980
500	5.000%, 12/15/31	6/26 at 100.00	Aa3	613,505
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,997,680
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,379,435
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,065,317
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	820,647
2,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	2,329,300
500	5.000%, 12/15/29	12/22 at 100.00	Baa1	535,010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
$ 2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	$1,717,682
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,479,698
61,120	Total Tax Obligation/Limited			56,336,235
	Transportation – 1.0%
255	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	257,971
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,019,900
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	367,844
1,610	Total Transportation			1,645,715
	U.S. Guaranteed – 0.6% (5)
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc, Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	11,038
810	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beaver Dam Community Hospitals Inc, Series 2013A, 5.250%, 8/15/34 (Pre-refunded 8/15/23)	8/23 at 100.00	N/R	935,728
10	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	12,326
830	Total U.S. Guaranteed			959,092
	Utilities – 6.8%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	4,975
125	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	128,636
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	4,300
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	5,000
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	1,325
575	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	6/20 at 100.00	AA	578,053
580	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	Baa2	589,025
790	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	6/20 at 100.00	AA	794,803
305	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/24 – AGM Insured	6/20 at 100.00	AA	306,970

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
$ 675	5.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	$686,003
130	5.250%, 7/01/26 – NPFG Insured	No Opt. Call	Baa2	131,590
2,760	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,954,746
185	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	196,725
1,485	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	1,470,313
250	5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa2	246,215
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	6/20 at 100.00	CCC	1,098,144
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,492,463
13,430	Total Utilities			10,689,286
	Water and Sewer – 0.7%
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,053,360
$ 161,645	Total Municipal Bonds (cost $153,963,570)			158,157,384

Shares	Description (1)	Value
	COMMON STOCKS – 2.5%
	Electric Utilities – 2.5%
100,423	Energy Harbor Corp, (7), (8), (9)	$ 3,866,286
	Total Common Stocks (cost $3,031,982)	3,866,286
	Total Long-Term Investments (cost $156,995,552)	162,023,670
	Floating Rate Obligations – (5.1)%	(8,020,000)
	Other Assets Less Liabilities – 2.2%	3,467,891
	Net Assets – 100%	$ 157,471,561

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $269,438,485, $346,932,002, $261,075,956, $589,260,070, $615,527,755 and $156,995,552, respectively)	$274,132,287	$364,781,047	$278,599,646	$620,814,122	$665,067,756	$162,023,670
Short-term investments, at value (cost approximates value)	—	—	—	1,015,000	—	—
Cash	2,972,466	734,287	4,331,504	3,929,112	4,648,721	270,444
Receivable for:
Interest	3,786,718	4,862,595	3,013,794	6,605,617	9,971,721	2,192,241
Investments sold	530,000	9,260,000	450,000	4,615,238	4,375,000	1,411,360
Shares sold	176,343	611,071	1,837,551	1,964,934	385,888	3,153
Other assets	4,514	94,789	53,928	59,733	121,234	5,081
Total assets	281,602,328	380,343,789	288,286,423	639,003,756	684,570,320	165,905,949
Liabilities
Floating rate obligations	—	29,845,000	4,700,000	—	—	8,020,000
Payable for:
Dividends	106,551	83,472	97,725	429,341	326,812	47,012
Interest	69	191,242	5,776	—	—	36,000
Investments purchased - regular settlement	—	—	—	156,921	—	—
Investments purchased - when-issued/delayed-delivery settlement	—	—	—	2,341,461	—	—
Shares redeemed	230,706	417,273	328,280	643,217	666,943	146,811
Accrued expenses:
Management fees	117,142	145,253	117,023	263,159	278,083	67,173
Professional fees	37,370	39,546	37,227	45,711	47,435	34,708
Shareholder servicing agent fees	33,780	38,351	57,266	60,296	115,078	33,191
Trustees fees	3,441	94,565	51,349	61,448	123,517	1,574
12b-1 distribution and service fees	46,006	55,070	30,438	74,968	81,346	24,081
Other	42,923	41,346	43,439	77,861	72,783	23,838
Total liabilities	617,988	30,951,118	5,468,523	4,154,383	1,711,997	8,434,388
Net assets	$280,984,340	$349,392,671	$282,817,900	$634,849,373	$682,858,323	$157,471,561

Class A Shares
Net assets	$176,030,043	$261,329,936	$120,780,165	$311,194,875	$342,227,089	$ 82,985,035
Shares outstanding	16,749,273	23,949,763	10,135,801	27,225,121	28,655,423	7,750,513
Net asset value ("NAV") per share	$ 10.51	$ 10.91	$ 11.92	$ 11.43	$ 11.94	$ 10.71
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 10.97	$ 11.39	$ 12.44	$ 11.93	$ 12.46	$ 11.18
Class C Shares
Net assets	$ 12,261,212	$ 7,584,155	$ 10,442,646	$ 22,911,131	$ 19,914,471	$ 9,204,816
Shares outstanding	1,169,408	695,463	879,049	2,012,601	1,677,029	859,635
NAV and offering price per share	$ 10.48	$ 10.91	$ 11.88	$ 11.38	$ 11.87	$ 10.71
Class C2 Shares
Net assets	$ 10,134,888	$ 7,928,538	$ 3,005,798	$ 6,349,983	$ 11,913,612	$ 3,904,834
Shares outstanding	965,273	726,799	252,721	557,536	1,000,543	364,355
NAV and offering price per share	$ 10.50	$ 10.91	$ 11.89	$ 11.39	$ 11.91	$ 10.72
Class I Shares
Net assets	$ 82,558,197	$ 72,550,042	$148,589,291	$294,393,384	$308,803,151	$ 61,376,876
Shares outstanding	7,826,652	6,656,881	12,487,025	25,788,015	25,948,515	5,725,158
NAV and offering price per share	$ 10.55	$ 10.90	$ 11.90	$ 11.42	$ 11.90	$ 10.72
Fund level net assets consist of:
Capital paid-in	$283,263,305	$337,711,780	$266,019,848	$608,603,539	$632,106,679	$157,861,127
Total distributable earnings	(2,278,965)	11,680,891	16,798,052	26,245,834	50,751,644	(389,566)
Fund level net assets	$280,984,340	$349,392,671	$282,817,900	$634,849,373	$682,858,323	$157,471,561
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$ 9,917,294	$13,035,287	$ 8,946,940	$21,597,251	$22,037,111	$ 6,486,410
Expenses
Management fees	1,373,668	1,739,089	1,357,679	2,995,981	3,224,557	865,737
12b-1 service fees - Class A Shares	345,807	535,271	232,912	585,019	667,676	168,052
12b-1 distribution and service fees - Class C Shares	120,437	76,144	101,475	215,118	203,406	94,714
12b-1 distribution and service fees - Class C2 Shares	100,054	79,420	27,933	58,885	107,048	35,978
Shareholder servicing agent fees	95,544	117,027	121,062	166,183	306,759	81,250
Interest expense	73,671	557,342	88,055	4,430	11,165	150,885
Custodian fees	58,269	60,396	56,398	96,264	93,966	49,128
Professional fees	49,121	52,659	48,871	67,487	72,458	44,190
Trustees fees	7,074	9,031	7,021	15,487	16,860	4,465
Shareholder reporting expenses	19,538	20,850	20,517	28,780	38,693	17,631
Federal and state registration fees	11,892	7,391	14,865	21,183	11,168	31,855
Other	10,860	10,823	10,600	15,991	14,763	9,538
Total expenses	2,265,935	3,265,443	2,087,388	4,270,808	4,768,519	1,553,423
Net investment income (loss)	7,651,359	9,769,844	6,859,552	17,326,443	17,268,592	4,932,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,640,075)	(359,263)	376,801	(2,854,619)	2,628,631	(936,803)
Change in net unrealized appreciation (depreciation) of investments	(4,552,028)	(805,406)	4,811,068	2,582,119	14,446,613	(1,204,487)
Net realized and unrealized gain (loss)	(6,192,103)	(1,164,669)	5,187,869	(272,500)	17,075,244	(2,141,290)
Net increase (decrease) in net assets from operations	$ 1,459,256	$ 8,605,175	$12,047,421	$17,053,943	$34,343,836	$ 2,791,697
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Kansas		Kentucky
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 7,651,359	$ 7,743,089	$ 9,769,844	$ 10,002,329
Net realized gain (loss) from investments	(1,640,075)	(741,539)	(359,263)	(1,811,170)
Change in net unrealized appreciation (depreciation) of investments	(4,552,028)	4,741,216	(805,406)	10,498,531
Net increase (decrease) in net assets from operations	1,459,256	11,742,766	8,605,175	18,689,690
Distributions to Shareholders
Dividends:
Class A Shares	(5,120,396)	(4,945,048)	(7,008,942)	(8,063,175)
Class C Shares	(262,447)	(296,768)	(137,552)	(156,894)
Class C2 Shares	(322,888)	(520,172)	(220,733)	(431,876)
Class I Shares	(2,431,635)	(1,695,516)	(1,837,191)	(1,438,336)
Decrease in net assets from distributions to shareholders	(8,137,366)	(7,457,504)	(9,204,418)	(10,090,281)
Fund Share Transactions
Proceeds from sale of shares	60,106,599	64,894,735	44,357,040	53,343,802
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,722,526	6,231,630	8,157,117	8,791,742
	66,829,125	71,126,365	52,514,157	62,135,544
Cost of shares redeemed	(39,734,920)	(53,041,913)	(50,876,134)	(77,899,266)
Net increase (decrease) in net assets from Fund share transactions	27,094,205	18,084,452	1,638,023	(15,763,722)
Net increase (decrease) in net assets	20,416,095	22,369,714	1,038,780	(7,164,313)
Net assets at the beginning of period	260,568,245	238,198,531	348,353,891	355,518,204
Net assets at the end of period	$280,984,340	$260,568,245	$349,392,671	$348,353,891

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Michigan		Missouri
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 6,859,552	$ 6,194,631	$ 17,326,443	$ 17,014,597
Net realized gain (loss) from investments	376,801	(900,124)	(2,854,619)	1,439,502
Change in net unrealized appreciation (depreciation) of investments	4,811,068	7,270,846	2,582,119	11,215,366
Net increase (decrease) in net assets from operations	12,047,421	12,565,353	17,053,943	29,669,465
Distributions to Shareholders
Dividends:
Class A Shares	(2,844,899)	(2,945,388)	(8,908,864)	(8,088,358)
Class C Shares	(166,557)	(186,759)	(480,228)	(462,394)
Class C2 Shares	(70,214)	(111,760)	(196,657)	(322,024)
Class I Shares	(3,743,557)	(2,767,346)	(9,113,876)	(8,577,022)
Decrease in net assets from distributions to shareholders	(6,825,227)	(6,011,253)	(18,699,625)	(17,449,798)
Fund Share Transactions
Proceeds from sale of shares	77,436,944	76,089,459	148,945,123	121,531,758
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,622,532	4,785,766	13,384,341	11,841,250
	83,059,476	80,875,225	162,329,464	133,373,008
Cost of shares redeemed	(60,187,493)	(62,420,251)	(82,652,093)	(100,586,261)
Net increase (decrease) in net assets from Fund share transactions	22,871,983	18,454,974	79,677,371	32,786,747
Net increase (decrease) in net assets	28,094,177	25,009,074	78,031,689	45,006,414
Net assets at the beginning of period	254,723,723	229,714,649	556,817,684	511,811,270
Net assets at the end of period	$282,817,900	$254,723,723	$634,849,373	$ 556,817,684

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Ohio		Wisconsin
	Year Ended 5/31/20	Year Ended 5/31/19	Year Ended 5/31/20	Year Ended 5/31/19
Operations
Net investment income (loss)	$ 17,268,592	$ 17,415,631	$ 4,932,987	$ 4,138,308
Net realized gain (loss) from investments	2,628,631	(460,959)	(936,803)	(190)
Change in net unrealized appreciation (depreciation) of investments	14,446,613	17,578,249	(1,204,487)	4,141,704
Net increase (decrease) in net assets from operations	34,343,836	34,532,921	2,791,697	8,279,822
Distributions to Shareholders
Dividends:
Class A Shares	(8,368,105)	(8,658,669)	(2,234,693)	(1,930,892)
Class C Shares	(345,287)	(426,164)	(174,357)	(175,438)
Class C2 Shares	(278,050)	(491,436)	(101,673)	(169,464)
Class I Shares	(7,876,338)	(7,216,010)	(2,087,169)	(1,978,831)
Decrease in net assets from distributions to shareholders	(16,867,780)	(16,792,279)	(4,597,892)	(4,254,625)
Fund Share Transactions
Proceeds from sale of shares	134,504,571	146,851,071	29,470,914	65,185,054
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,997,144	12,651,195	4,001,062	3,507,134
	147,501,715	159,502,266	33,471,976	68,692,188
Cost of shares redeemed	(115,042,264)	(140,092,532)	(35,175,442)	(32,542,351)
Net increase (decrease) in net assets from Fund share transactions	32,459,451	19,409,734	(1,703,466)	36,149,837
Net increase (decrease) in net assets	49,935,507	37,150,376	(3,509,661)	40,175,034
Net assets at the beginning of period	632,922,816	595,772,440	160,981,222	120,806,188
Net assets at the end of period	$ 682,858,323	$ 632,922,816	$157,471,561	$160,981,222
See accompanying notes to financial statements.

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Financial Highlights
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2020	$10.74	$0.30	$(0.21)	$ 0.09	$(0.32)	$ —	$(0.32)	$10.51
2019	10.56	0.35	0.16	0.51	(0.33)	—	(0.33)	10.74
2018	10.75	0.36	(0.18)	0.18	(0.37)	—	(0.37)	10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
Class C (02/14)
2020	10.72	0.21	(0.22)	(0.01)	(0.23)	—	(0.23)	10.48
2019	10.54	0.26	0.17	0.43	(0.25)	—	(0.25)	10.72
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
Class C2 (02/97)
2020	10.73	0.24	(0.21)	0.03	(0.26)	—	(0.26)	10.50
2019	10.55	0.29	0.16	0.45	(0.27)	—	(0.27)	10.73
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
Class I (02/97)
2020	10.78	0.32	(0.21)	0.11	(0.34)	—	(0.34)	10.55
2019	10.60	0.37	0.17	0.54	(0.36)	—	(0.36)	10.78
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.80%	$176,030	0.82%	0.79%	2.79%	21%
4.96	163,340	0.89	0.82	3.28	15
1.66	149,898	0.87	0.81	3.36	16
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11

(0.09)	12,261	1.62	1.59	1.99	21
4.13	12,340	1.69	1.62	2.48	15
0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11

0.23	10,135	1.37	1.34	2.26	21
4.37	16,953	1.44	1.37	2.73	15
1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11

1.02	82,558	0.62	0.59	2.98	21
5.17	67,936	0.69	0.62	3.46	15
1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2020	$10.92	$0.31	$(0.03)	$ 0.28	$(0.29)	$ —	$(0.29)	$10.91
2019	10.64	0.32	0.28	0.60	(0.32)	—	(0.32)	10.92
2018	10.94	0.35	(0.29)	0.06	(0.36)	—	(0.36)	10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
Class C (02/14)
2020	10.92	0.22	(0.03)	0.19	(0.20)	—	(0.20)	10.91
2019	10.64	0.23	0.28	0.51	(0.23)	—	(0.23)	10.92
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
Class C2 (10/93)
2020	10.92	0.25	(0.03)	0.22	(0.23)	—	(0.23)	10.91
2019	10.64	0.25	0.29	0.54	(0.26)	—	(0.26)	10.92
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
Class I (02/97)
2020	10.91	0.33	(0.03)	0.30	(0.31)	—	(0.31)	10.90
2019	10.64	0.34	0.27	0.61	(0.34)	—	(0.34)	10.91
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.55%	$261,330	0.93%	0.78%	2.78%	13%
5.74	270,776	0.97	0.79	2.97	25
0.57	272,191	0.86	0.78	3.24	27
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10

1.73	7,584	1.73	1.58	1.98	13
4.91	7,232	1.77	1.59	2.17	25
(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10

2.00	7,929	1.48	1.33	2.23	13
5.15	14,325	1.51	1.33	2.40	25
0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10

2.77	72,550	0.73	0.58	2.98	13
5.89	56,021	0.76	0.58	3.17	25
0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2020	$11.67	$0.29	$ 0.25	$0.54	$(0.29)	$ —	$(0.29)	$11.92
2019	11.35	0.30	0.31	0.61	(0.29)	—	(0.29)	11.67
2018	11.56	0.31	(0.20)	0.11	(0.32)	—	(0.32)	11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
Class C (02/14)
2020	11.63	0.19	0.25	0.44	(0.19)	—	(0.19)	11.88
2019	11.31	0.21	0.31	0.52	(0.20)	—	(0.20)	11.63
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
Class C2 (06/93)
2020	11.64	0.22	0.25	0.47	(0.22)	—	(0.22)	11.89
2019	11.32	0.24	0.31	0.55	(0.23)	—	(0.23)	11.64
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
Class I (02/97)
2020	11.65	0.31	0.25	0.56	(0.31)	—	(0.31)	11.90
2019	11.33	0.32	0.32	0.64	(0.32)	—	(0.32)	11.65
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.66%	$120,780	0.83%	0.80%	2.46%	10%
5.49	116,693	0.86	0.82	2.66	16
0.94	112,969	0.86	0.82	2.72	10
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5

3.84	10,443	1.63	1.60	1.66	10
4.67	10,199	1.66	1.62	1.85	16
0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5

4.09	3,006	1.38	1.35	1.91	10
4.89	4,506	1.41	1.37	2.08	16
0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5

4.88	148,589	0.63	0.60	2.66	10
5.72	123,326	0.66	0.62	2.85	16
1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2020	$11.45	$0.32	$ 0.01	$0.33	$(0.35)	$ —	$(0.35)	$11.43
2019	11.19	0.36	0.27	0.63	(0.37)	—	(0.37)	11.45
2018	11.38	0.38	(0.20)	0.18	(0.37)	—	(0.37)	11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
Class C (02/14)
2020	11.40	0.23	0.01	0.24	(0.26)	—	(0.26)	11.38
2019	11.14	0.27	0.27	0.54	(0.28)	—	(0.28)	11.40
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
Class C2 (02/94)
2020	11.41	0.26	0.01	0.27	(0.29)	—	(0.29)	11.39
2019	11.15	0.30	0.27	0.57	(0.31)	—	(0.31)	11.41
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
Class I (02/97)
2020	11.43	0.35	0.02	0.37	(0.38)	—	(0.38)	11.42
2019	11.18	0.39	0.26	0.65	(0.40)	—	(0.40)	11.43
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.00%	$311,195	0.77%	0.77%	2.82%	11%
5.69	267,631	0.78	0.78	3.26	17
1.64	230,518	0.78	0.78	3.38	18
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9

2.08	22,911	1.57	1.57	2.02	11
4.96	19,534	1.58	1.58	2.46	17
0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9

2.43	6,350	1.32	1.32	2.28	11
5.15	9,688	1.33	1.33	2.71	17
1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9

3.22	294,393	0.57	0.57	3.02	11
5.93	259,964	0.58	0.58	3.46	17
1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2020	$11.62	$0.30	$ 0.31	$ 0.61	$(0.29)	$ —	$(0.29)	$11.94
2019	11.29	0.33	0.32	0.65	(0.32)	—	(0.32)	11.62
2018	11.55	0.34	(0.24)	0.10	(0.36)	—	(0.36)	11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
Class C (02/14)
2020	11.55	0.21	0.31	0.52	(0.20)	—	(0.20)	11.87
2019	11.22	0.23	0.33	0.56	(0.23)	—	(0.23)	11.55
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
Class C2 (08/93)
2020	11.58	0.24	0.32	0.56	(0.23)	—	(0.23)	11.91
2019	11.25	0.26	0.32	0.58	(0.25)	—	(0.25)	11.58
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
Class I (02/97)
2020	11.58	0.32	0.32	0.64	(0.32)	—	(0.32)	11.90
2019	11.24	0.35	0.32	0.67	(0.33)	—	(0.33)	11.58
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.35%	$342,227	0.78%	0.77%	2.57%	13%
5.84	321,256	0.79	0.79	2.89	13
0.92	306,232	0.78	0.78	2.94	16
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9

4.52	19,914	1.58	1.57	1.77	13
5.02	20,574	1.59	1.59	2.09	13
0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9

4.87	11,914	1.33	1.32	2.03	13
5.24	18,481	1.33	1.33	2.34	13
0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9

5.59	308,803	0.58	0.57	2.77	13
6.12	272,612	0.59	0.59	3.09	13
1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2020	$10.79	$0.31	$(0.10)	$ 0.21	$(0.29)	$ —	$(0.29)	$10.71
2019	10.48	0.33	0.32	0.65	(0.34)	—	(0.34)	10.79
2018	10.60	0.34	(0.12)	0.22	(0.34)	—	(0.34)	10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
Class C (02/14)
2020	10.79	0.22	(0.10)	0.12	(0.20)	—	(0.20)	10.71
2019	10.48	0.24	0.32	0.56	(0.25)	—	(0.25)	10.79
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
Class C2 (02/97)
2020	10.80	0.25	(0.10)	0.15	(0.23)	—	(0.23)	10.72
2019	10.49	0.27	0.32	0.59	(0.28)	—	(0.28)	10.80
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
Class I (02/97)
2020	10.81	0.33	(0.11)	0.22	(0.31)	—	(0.31)	10.72
2019	10.50	0.35	0.32	0.67	(0.36)	—	(0.36)	10.81
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.93%	$82,985	0.93%	0.84%	2.85%	23%
6.29	77,040	0.93	0.88	3.11	26
2.08	53,569	0.88	0.88	3.27	17
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10

1.11	9,205	1.73	1.64	2.05	23
5.45	8,690	1.73	1.68	2.31	26
1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10

1.37	3,905	1.48	1.39	2.28	23
5.69	5,947	1.48	1.43	2.58	26
1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10

2.03	61,377	0.73	0.64	3.04	23
6.52	69,305	0.73	0.68	3.32	26
2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income, is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.

Notes to Financial Statements (continued)
A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$270,695,700	$ —	$270,695,700
Common Stocks	—	3,436,587**	—	3,436,587
Total	$ —	$274,132,287	$ —	$274,132,287

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$364,781,047	$ —	$364,781,047

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$278,599,646	$ —	$278,599,646

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$620,814,122	$ —	$620,814,122
Short-Term Investments*:
Municipal Bonds	—	1,015,000	—	1,015,000
Total	$ —	$621,829,122	$ —	$621,829,122

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$651,638,302	$ —	$651,638,302
Common Stocks	—	13,429,454**	—	13,429,454
Total	$ —	$665,067,756	$ —	$665,067,756

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$158,157,384	$ —	$158,157,384
Common Stocks	—	3,866,286**	—	3,866,286
Total	$ —	$162,023,670	$ —	$162,023,670

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings,

Notes to Financial Statements (continued)
and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ —	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Floating rate obligations: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$3,643,456	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Average annual interest rate and fees	1.99%	1.85%	1.81%	—%	—%	1.87%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$ —	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$79,969,108	$49,558,333	$56,726,400	$142,293,788	$124,998,053	$49,610,156
Sales and maturities	56,531,067	51,988,879	26,630,072	63,290,797	85,909,714	39,727,288
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/20		Year Ended 5/31/19
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,980,758	$ 31,920,031	2,946,016	$ 31,073,544
Class A – automatic conversion of Class C2 Shares	9,805	104,923	85,916	908,992
Class C	232,289	2,490,836	171,265	1,806,146
Class C2	3,414	35,178	16,848	175,760
Class I	2,374,515	25,555,631	2,909,413	30,930,293
Shares issued to shareholders due to reinvestment of distributions:
Class A	411,976	4,403,134	395,336	4,179,486
Class C	22,750	242,686	25,404	267,929
Class C2	26,783	286,468	43,491	459,134
Class I	166,961	1,790,238	124,828	1,325,081
	6,229,251	66,829,125	6,718,517	71,126,365
Shares redeemed:
Class A	(1,856,914)	(19,556,029)	(2,414,312)	(25,473,372)
Class C	(236,644)	(2,527,922)	(239,740)	(2,521,343)
Class C2	(634,811)	(6,773,394)	(1,153,347)	(12,186,277)
Class C2 – automatic conversion to Class A Shares	(9,815)	(104,923)	(85,997)	(908,992)
Class I	(1,014,134)	(10,772,652)	(1,129,972)	(11,951,929)
	(3,752,318)	(39,734,920)	(5,023,368)	(53,041,913)
Net increase (decrease)	2,476,933	$ 27,094,205	1,695,149	$ 18,084,452

	Year Ended 5/31/20		Year Ended 5/31/19
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,605,853	$ 17,717,137	2,682,262	$ 28,528,086
Class A – automatic conversion of Class C2 Shares	—	—	70,482	748,519
Class C	137,721	1,520,989	118,379	1,257,054
Class C2	981	10,808	2,233	23,709
Class I	2,270,234	25,108,106	2,132,800	22,786,434
Shares issued to shareholders due to reinvestment of distributions:
Class A	575,904	6,342,468	677,159	7,198,300
Class C	11,392	125,394	13,157	139,810
Class C2	17,218	189,717	35,972	382,151
Class I	136,392	1,499,538	100,808	1,071,481
	4,755,695	52,514,157	5,833,252	62,135,544
Shares redeemed:
Class A	(3,019,723)	(33,288,653)	(4,217,752)	(44,748,708)
Class C	(116,171)	(1,276,003)	(181,943)	(1,927,636)
Class C2	(602,871)	(6,655,243)	(1,560,018)	(16,575,820)
Class C2 – automatic conversion to Class A Shares	—	—	(70,482)	(748,519)
Class I	(883,291)	(9,656,235)	(1,317,315)	(13,898,583)
	(4,622,056)	(50,876,134)	(7,347,510)	(77,899,266)
Net increase (decrease)	133,639	$ 1,638,023	(1,514,258)	$(15,763,722)

	Year Ended 5/31/20		Year Ended 5/31/19
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,334,334	$ 15,763,016	1,801,122	$ 20,412,417
Class A – automatic conversion of Class C Shares	—	—	11	119
Class A – automatic conversion of Class C2 Shares	—	—	70,271	796,061
Class C	212,829	2,503,497	133,281	1,510,811
Class C2	954	11,255	1,807	20,436
Class I	5,015,974	59,159,176	4,689,708	53,349,615
Shares issued to shareholders due to reinvestment of distributions:
Class A	171,089	2,021,898	183,487	2,081,883
Class C	11,908	140,275	13,465	152,302
Class C2	3,320	39,153	6,083	68,828
Class I	289,773	3,421,206	218,907	2,482,753
	7,040,181	83,059,476	7,118,142	80,875,225
Shares redeemed:
Class A	(1,371,131)	(16,131,194)	(2,009,528)	(22,714,092)
Class C	(222,443)	(2,619,916)	(309,283)	(3,471,411)
Class C – automatic conversion to Class A Shares	—	—	(11)	(119)
Class C2	(138,499)	(1,632,976)	(593,116)	(6,705,599)
Class C2 – automatic conversion to Class A Shares	—	—	(70,397)	(796,061)
Class I	(3,402,856)	(39,803,407)	(2,546,353)	(28,732,969)
	(5,134,929)	(60,187,493)	(5,528,688)	(62,420,251)
Net increase (decrease)	1,905,252	$ 22,871,983	1,589,454	$ 18,454,974

	Year Ended 5/31/20		Year Ended 5/31/19
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,651,910	$ 65,132,702	4,955,465	$ 55,310,419
Class A – automatic conversion of Class C2 Shares	2,330	26,731	50,204	560,772
Class C	522,854	6,012,215	371,324	4,125,366
Class C2	1,111	12,762	1,899	21,098
Class I	6,783,375	77,760,713	5,508,107	61,514,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	714,185	8,228,464	665,135	7,423,915
Class C	36,559	419,443	36,287	403,244
Class C2	14,781	169,755	25,422	282,467
Class I	396,884	4,566,679	334,706	3,731,624
	14,123,989	162,329,464	11,948,549	133,373,008
Shares redeemed:
Class A	(2,522,054)	(28,865,629)	(2,898,978)	(32,190,448)
Class C	(260,397)	(2,969,162)	(366,291)	(4,062,584)
Class C2	(305,413)	(3,514,819)	(838,726)	(9,322,660)
Class C2 – automatic conversion to Class A Shares	(2,338)	(26,731)	(50,384)	(560,772)
Class I	(4,127,129)	(47,275,752)	(4,904,180)	(54,449,797)
	(7,217,331)	(82,652,093)	(9,058,559)	(100,586,261)
Net increase (decrease)	6,906,658	$ 79,677,371	2,889,990	$ 32,786,747

Notes to Financial Statements (continued)
	Year Ended 5/31/20		Year Ended 5/31/19
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,106,972	$ 59,939,208	5,514,248	$ 62,176,474
Class A – automatic conversion of Class C2 Shares	4,041	47,406	108,513	1,224,431
Class C	236,151	2,754,472	288,665	3,239,574
Class C2	3,977	46,570	33,462	378,948
Class I	6,122,397	71,716,915	7,082,938	79,831,644
Shares issued to shareholders due to reinvestment of distributions:
Class A	594,179	6,986,133	628,097	7,105,857
Class C	25,130	293,778	32,265	362,691
Class C2	17,794	208,531	33,512	377,416
Class I	470,065	5,508,702	426,076	4,805,231
	12,580,706	147,501,715	14,147,776	159,502,266
Shares redeemed:
Class A	(4,703,760)	(54,904,010)	(5,731,924)	(64,584,227)
Class C	(365,532)	(4,264,508)	(475,200)	(5,354,132)
Class C2	(612,844)	(7,162,573)	(1,436,471)	(16,147,981)
Class C2 – automatic conversion to Class A Shares	(4,055)	(47,406)	(108,818)	(1,224,431)
Class I	(4,190,193)	(48,663,767)	(4,705,695)	(52,781,761)
	(9,876,384)	(115,042,264)	(12,458,108)	(140,092,532)
Net increase (decrease)	2,704,322	$ 32,459,451	1,689,668	$ 19,409,734

	Year Ended 5/31/20		Year Ended 5/31/19
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,035,793	$ 11,260,793	2,838,878	$ 30,000,404
Class A – automatic conversion of Class C2 Shares	15,471	165,829	11,764	123,407
Class C	145,617	1,588,219	392,110	4,127,348
Class C2	502	5,456	7,335	78,765
Class I	1,510,954	16,450,617	2,917,383	30,855,130
Shares issued to shareholders due to reinvestment of distributions:
Class A	201,904	2,191,029	179,315	1,888,875
Class C	15,922	172,762	16,410	172,811
Class C2	8,232	89,453	14,459	152,215
Class I	142,260	1,547,818	122,506	1,293,233
	3,076,655	33,471,976	6,500,160	68,692,188
Shares redeemed:
Class A	(644,224)	(6,882,308)	(998,534)	(10,435,442)
Class C	(107,438)	(1,170,969)	(133,974)	(1,406,596)
Class C2	(179,667)	(1,955,580)	(301,507)	(3,161,964)
Class C2 – automatic conversion to Class A Shares	(15,457)	(165,829)	(11,753)	(123,407)
Class I	(2,340,768)	(25,000,756)	(1,656,902)	(17,414,942)
	(3,287,554)	(35,175,442)	(3,102,670)	(32,542,351)
Net increase (decrease)	(210,899)	$ (1,703,466)	3,397,490	$ 36,149,837
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$269,240,224	$317,086,348	$256,201,944	$589,889,466	$615,487,950	$148,976,207
Gross unrealized:
Appreciation	$ 10,474,316	$ 18,430,537	$ 18,272,845	$ 37,674,885	$ 51,487,926	$ 7,269,938
Depreciation	(5,582,253)	(580,801)	(576,004)	(5,735,229)	(1,908,120)	(2,242,464)
Net unrealized appreciation (depreciation) of investments	$ 4,892,063	$ 17,849,736	$ 17,696,841	$ 31,939,656	$ 49,579,806	$ 5,027,474
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds' tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$323,767	$480,494	$362,929	$961,928	$ 620,539	$693,118
Undistributed net ordinary income[2]	2,127	—	—	—	58,376	9,624
Undistributed net long-term capital gains	—	—	—	—	1,918,463	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2020 through May 31, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$8,137,366	$9,204,418	$6,825,227	$18,564,440	$16,867,780	$4,592,508
Distributions from net ordinary income[2]	—	—	—	135,185	—	5,384
Distributions from net long-term capital gains	—	—	—	—	—	—

2019	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,270,352	$10,128,837	$6,007,507	$17,091,360	$16,818,479	$4,173,499
Distributions from net ordinary income[2]	171,740	—	—	281,045	24,471	—
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2020, as Exempt Interest Dividends.
As of May 31, 2020, the Funds' tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Kansas	Kentucky	Michigan	Missouri	Wisconsin
Not subject to expiration:
Short-term	$4,279,528	$2,426,308	$354,823	$4,622,900	$2,424,772
Long-term	2,602,842	3,470,417	327,513	455,091	3,328,284
Total	$6,882,370	$5,896,725	$682,336	$5,077,991	$5,753,056
During the Funds' tax year ended May 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Michigan	Ohio
Utilized capital loss carryforwards	$434,318	$1,501,091

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1587%
Kentucky	0.1587%
Michigan	0.1587%
Missouri	0.1678%
Ohio	0.1620%
Wisconsin	0.1587%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$8,335,145	$705,540	$7,602,689	$470,360	$2,068,909
Sales	9,039,451	744,083	6,660,230	496,055	—
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$318,436	$180,582	$115,582	$856,037	$397,119	$100,430
Paid to financial intermediaries (Unaudited)	302,005	166,765	109,860	795,059	381,620	95,488
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$215,000	$92,000	$90,193	$455,508	$304,235	$75,401
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$18,850	$15,910	$14,399	$45,049	$28,470	$26,642
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$12,295	$4,603	$8,559	$19,668	$12,036	$5,749
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential

Notes to Financial Statements (continued)
importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	Kentucky	Ohio	Wisconsin
Maximum outstanding balance	$2,721,788	$12,900,000	$1,235,058
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Kentucky	Ohio	Wisconsin
Utilization period (days outstanding)	2	8	2
Average daily balance outstanding	$2,721,788	$12,825,000	$1,235,058
Average annual interest rate	2.76%	2.09%	2.76%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
Energy Harbor Common Stock Decline
Subsequent to the end of the reporting period, the value of Energy Harbor (the “Company”) fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. As of May 31, 2020, Kansas, Ohio and Michigan held shares of common stock in the Company. At the time of issuance of these financial statements, the value of the common stock has been adversely impacted as compared to the value reported in the Portfolio of Investments as of May 31, 2020. Management continues to monitor and evaluate this situation.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub- Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board considered the factors that detracted from the Fund’s performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- , three- and five- year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund’s performance was slightly below the performance of its benchmark for the one- and three-year periods ended December 31, 2019, but the Fund outperformed its benchmark for the five-year period ended December 31, 2019. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and first quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Wisconsin Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Michigan Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average; (ii) the Kentucky Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average; (iii) the Kansas Fund had a net management fee that was higher than its peer average, but a net expense ratio that was below its peer average; (iv) the Missouri Fund had a net management fee that was higher than its peer average, but a net expense ratio that was the same as its peer average; (v) the Ohio Fund had a net management fee that was in line with its peer average and a net expense ratio that was the same as its peer average; and (vi) the Wisconsin Fund had a net management fee that was higher than its peer average and a net expense ratio that was slightly higher than its peer average. The Board noted that the Wisconsin Fund’s net expense ratio was slightly higher than its peer average due, in part, to a change in the composition of the peer set.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre- tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense cap applicable to the Ohio Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	154
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	154

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	154
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	154
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	154
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	154
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS6-0520D1234518-INV-Y-07/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,725	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,955	0	0	0
Nuveen Missouri Municipal Bond Fund	31,895	0	417	0
Nuveen Michigan Municipal Bond Fund	30,705	0	0	0
Nuveen Ohio Municipal Bond Fund	32,065	0	0	0
Nuveen Wisconsin Municipal Bond Fund	30,335	0	0	0

Total	$186,680	$0	$417	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,065	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,430	0	0	0
Nuveen Missouri Municipal Bond Fund	31,175	0	0	0
Nuveen Michigan Municipal Bond Fund	30,015	0	0	0
Nuveen Ohio Municipal Bond Fund	31,535	0	0	0
Nuveen Wisconsin Municipal Bond Fund	29,635	0	0	0

Total	$182,855	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	417	0	0	417
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$417	$0	$0	$417

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020